Exhibit 10.5

Name: __________________

Copy No.: ________________

CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM

For Accredited Investors Only

_______________________________________________________

Odyssey Group International, Inc.

A Nevada Corporation

CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM

For Accredited Investors Only

March 5, 2021

This Confidential Private Placement Memorandum is for the

confidential use of the Offeree named on this cover page

and may not be reproduced in whole or in part.

Odyssey Group International, Inc.

Common Stock

THIS IS A “NO MINIMUM” COMMON STOCK WILL BE ISSUED TO

PURCHASERS UPON ACCEPTANCE BY THE COMPANY OF EACH INDIVIDUAL

SUBSCRIPTION

MAXIMUM OFFERING: $2,500,000

Purchase Price: Set forth below

__________________________________________

Odyssey Group International, Inc., a Nevada Corporation (“Odyssey,” the “Issuer,” the “Company,”), hereby offers on a “No Minimum” basis (the “Offering”) up to Three Million one Hundred Twenty-Five Thousand (3,125,000) Units consisting of an equal number of Shares of the Company’s Common Stock per Unit (the “Common Stock” or each “Common Stock” or “Securities”) at a purchase price per share of Common Stock to be priced at a twenty percent (20%) discount to market priced on the close of trading on Tuesday, March 2, 2021. The price will reflect the highest price traded on that day. The Company has set a floor of Eighty Cents ($0.80) per share and a ceiling of One Dollar ($1.00) price per share of restricted common stock and warrants to purchase up to an equal number of Shares of the Company’s Common Stock per Unit shares of Common Stock at a per share purchase price of Two Dollars ($2.00) per share. The warrants have a term of One (1) year.

This Offering is being made on a “No Minimum” basis, meaning no minimum amount of money must be raised. Upon clearance of the funds on deposit and approval of the subscription by the Company, the Shares will be promptly distributed to the investors. There is no guarantee that the Issuer will raise all of the funds necessary to implement the business plan and your entire investment could be lost. All net proceeds from the sale of the Common Stock being offered will accrue to the Company. The period of time in which the Issuer will accept subscriptions for up to Three Million one Hundred Twenty-Five Thousand (3,125,000) Units will begin on the date of this Confidential Private Placement Memorandum (the “Memorandum”) and will terminate on March 5, 2021, with a one (1) year option to extend at the sole discretion of the Company (the “Offering Period”).

THERE CAN BE NO GUARANTEE THAT THE INVESTOR WILL RECEIVE A RETURN OF ALL OR PART OF THEIR INITIAL CAPITAL CONTRIBUTION OR THAT THEY WILL RECEIVE A RETURN ON THEIR INVESTMENT.

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH STATE LAWS. THESE SECURITIES MAY NOT BE TRANSFERRED OR SOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND SUCH STATE LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. The Common Stocks will be offered and sold solely to “Accredited Investors” (AS SUCH TERM IS DEFINED IN RULE 501 OF REGULATION D UNDER THE SECURITIES ACT).

THE SECURITIES OFFERED HEREBY INVOLVE A HIGH DEGREE OF RISK AND ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFERABILITY AND RESALE AND SHOULD BE PURCHASED ONLY BY PERSONS WHO CAN AFFORD TO LOSE THEIR ENTIRE INVESTMENT AND BEAR THE FINANCIAL RISK OF INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. SEE “RISK FACTORS.”

The date of this Confidential Private Placement Memorandum is March 5, 2021.

IMPORTANT INVESTOR NOTICES

Confidentiality

THE INFORMATION CONTAINED IN THIS PRIVATE PLACEMENT MEMORANDUM AND THE EXHIBITS ARE CONFIDENTIAL AND PROPRIETARY TO THE ISSUER AND ARE BEING SUBMITTED TO PROSPECTIVE INVESTORS SOLELY FOR SUCH INVESTOR’S CONFIDENTIAL USE WITH THE EXPRESS UNDERSTANDING THAT, WITHOUT THE PRIOR WRITTEN PERMISSION OF THE ISSUER, SUCH PROSPECTIVE INVESTORS WILL NOT RELEASE THIS DOCUMENT OR DISCUSS THE INFORMATION CONTAINED HEREIN OTHER THAN WITH SUCH PROSPECTIVE INVESTOR’S LEGAL, TAX OR ACCOUNTING ADVISERS OR MAKE REPRODUCTIONS OF OR OTHERWISE USE THIS PRIVATE PLACEMENT MEMORANDUM OR ITS EXHIBITS FOR ANY PURPOSE OTHER THAN EVALUATING A POTENTIAL INVESTMENT IN THE SECURITIES DESCRIBED HEREIN.

THIS PRIVATE PLACEMENT MEMORANDUM CONTAINS CERTAIN FINANCIAL AND OTHER INFORMATION WHICH IS MATERIAL, NONPUBLIC INFORMATION AND SHOULD BE TREATED AS CONFIDENTIAL. RECEIPT AND ACCEPTANCE OF THIS PRIVATE PLACEMENT MEMORANDUM AND ITS EXHIBITS CONSTITUTES THE RECIPIENT’S ACKNOWLEDGMENT THAT THE INFORMATION CONTAINED HEREIN WILL BE MAINTAINED IN STRICT CONFIDENCE BY THE RECIPIENT.

A PROSPECTIVE INVESTOR, BY ACCEPTING DELIVERY OF THIS PRIVATE PLACEMENT MEMORANDUM AND ITS EXHIBITS, FURTHER AGREES TO PROMPTLY RETURN, AT THE ISSUER’S REQUEST, THIS PRIVATE PLACEMENT MEMORANDUM AND ANY OTHER DOCUMENTS OR INFORMATION FURNISHED IF THE PROSPECTIVE INVESTOR ELECTS NOT TO PURCHASE ANY OF THE COMMON STOCK DESCRIBED HEREIN.

Securities Information

THIS INVESTMENT IS SUITABLE ONLY FOR PERSONS WHO HAVE SUBSTANTIAL FINANCIAL RESOURCES, WHO DO NOT ANTICIPATE THAT THEY WILL NEED TO LIQUIDATE THEIR INVESTMENT IN THE ISSUER IN THE FORESEEABLE FUTURE, AND WHO UNDERSTAND THE TERMS OF THE OFFERING AND RISK FACTORS ASSOCIATED WITH THIS INVESTMENT.

NO PERSON IS AUTHORIZED IN CONNECTION WITH THE OFFERING TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS MEMORANDUM AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. NO OFFERING LITERATURE OR ADVERTISING IN ANY FORM IS AUTHORIZED FOR USE IN CONNECTION WITH THE OFFERING EXCEPT FOR THIS MEMORANDUM, THE EXHIBITS HERETO, AND ANY SUPPLEMENT OR AMENDMENT HERETO. ONLY THOSE REPRESENTATIONS SET FORTH IN THIS MEMORANDUM MAY BE RELIED UPON IN CONNECTION WITH THE OFFERING. NO REPRESENTATIONS, WARRANTIES OR ASSURANCES OF ANY KIND ARE MADE OR SHOULD BE INFERRED WITH RESPECT TO THE ECONOMIC RETURN, IF ANY, THAT MAY ACCRUE TO AN INVESTOR OR THE ISSUER.

THIS OFFERING IS BEING MADE SOLELY TO “ACCREDITED INVESTORS,” AS SUCH TERM IS DEFINED IN RULE 501 OF REGULATION D UNDER THE SECURITIES ACT. THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR REGISTERED OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS, IN RELIANCE UPON EXEMPTIONS THEREFROM. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATIONS OR EXEMPTIONS THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

i

THIS MEMORANDUM DOES NOT CONSTITUTE AN OFFER OR SOLICITATION OF AN OFFER TO ANY PERSON OR IN ANY JURISDICTION WHERE SUCH OFFER OR SOLICITATION IS UNLAWFUL OR NOT AUTHORIZED. EACH PERSON WHO ACCEPTS DELIVERY OF THIS MEMORANDUM AGREES TO RETURN IT AND ALL RELATED DOCUMENTS IF SUCH PERSON DOES NOT PURCHASE ANY OF THE SECURITIES DESCRIBED HEREIN.

THIS INVESTMENT INVOLVES A HIGH DEGREE OF RISK. PLEASE READ THIS ENTIRE MEMORANDUM. IT CONTAINS INFORMATION THE INVESTOR SHOULD KNOW BEFORE PURCHASING ANY COMMON STOCK IN THIS OFFERING. IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED, APPROVED OR DISAPPROVED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT PASSED UPON OR CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NEITHER THE DELIVERY OF THIS MEMORANDUM AT ANY TIME NOR ANY SALE OF SECURITIES HEREUNDER SHALL IMPLY THAT INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE. THE ISSUER EXTENDS TO EACH PROSPECTIVE INVESTOR (AND TO ITS REPRESENTATIVE, ACCOUNTANT OR LEGAL COUNSEL, IF ANY) THE OPPORTUNITY, PRIOR TO ITS PURCHASE OF COMMON STOCK, TO ASK QUESTIONS OF AND RECEIVE ANSWERS FROM THE ISSUER CONCERNING THE OFFERING AND TO OBTAIN ADDITIONAL INFORMATION, TO THE EXTENT THE ISSUER POSSESSES THE SAME OR CAN ACQUIRE IT WITHOUT UNREASONABLE EFFORT OR EXPENSE, IN ORDER TO VERIFY THE ACCURACY OF THE INFORMATION SET FORTH HEREIN. ALL SUCH ADDITIONAL INFORMATION SHALL ONLY BE PROVIDED IN WRITING AND IDENTIFIED AS SUCH BY THE ISSUER THROUGH ITS DULY AUTHORIZED OFFICERS; NO ORAL INFORMATION OR INFORMATION PROVIDED BY ANY BROKER OR THIRD PARTY MAY BE RELIED UPON.

Private Placement Memorandum

THIS PRIVATE PLACEMENT MEMORANDUM HAS BEEN PREPARED BY THE ISSUER AND CONTAINS SUMMARIES OF CERTAIN DOCUMENTS, WHICH ARE BELIEVED TO BE ACCURATE, BUT REFERENCE IS MADE TO SUCH DOCUMENTS FOR COMPLETE INFORMATION CONCERNING THE RIGHTS AND OBLIGATIONS OF THE PARTIES THERETO. THE ISSUER FROM SUCH OTHER SOURCES HAS OBTAINED OTHER INFORMATION CONTAINED HEREIN AS THE ISSUER DEEMED ACCURATE AND RELIABLE. THE MEMORANDUM DOES NOT PURPORT TO CONTAIN ALL OF THE INFORMATION THAT MAY BE REQUIRED TO EVALUATE AN INVESTMENT IN THE ISSUER, AND ANY POTENTIAL INVESTOR SHOULD CONDUCT THE INVESTOR’S OWN INDEPENDENT ANALYSIS OF THE ISSUER AND THE INVESTMENT.

THIS MEMORANDUM CONSTITUTES AN OFFER ONLY IF A NUMBER IN INK OR TYPE WRITTEN APPEARS IN THE UPPER RIGHT CORNER OF THE FRONT COVER. THIS MEMORANDUM SUPERSEDES ANY DOCUMENTS PREVIOUSLY SUPPLIED TO POTENTIAL INVESTORS CONCERNING THE ISSUER AND THE TERMS AND CONDITIONS OF THE OFFERING BEING MADE HEREBY.

PROSPECTIVE INVESTORS SHOULD NOT CONSTRUE THE CONTENTS OF THIS MEMORANDUM AS INVESTMENT, LEGAL, BUSINESS, OR TAX ADVICE. EACH INVESTOR SHOULD CONTACT HIS OWN ADVISERS REGARDING THE APPROPRIATENESS OF THIS INVESTMENT AND THE TAX CONSEQUENCES THEREOF, WHICH MAY DIFFER DEPENDING ON AN INVESTOR’S PARTICULAR FINANCIAL SITUATION. IN NO EVENT SHOULD THIS MEMORANDUM BE DEEMED OR CONSIDERED TO BE TAX ADVICE PROVIDED BY THE ISSUER.

ii

ODYSSEY GROUP INTERNATIONAL, INC.

OFFERING OF UNITS CONSISTING OF COMMON STOCK AND A RIGHT TO PURCHASE COMMON STOCK

THIS IS A “NO MINIMUM” COMMON STOCK WILL BE ISSUED TO

PURCHASERS UPON ACCEPTANCE BY THE COMPANY OF EACH INDIVIDUAL

SUBSCRIPTION

Maximum Offering: Three Million one Hundred Twenty-Five Thousand (3,125,000) Shares of Units to Purchase a Share of Common Stock and the Right to Purchase a Share of Common Stock for the aggregate amount of Two Million Five Hundred Thousand Dollars ($2,500,000)

IMPORTANT NOTICES

THIS MEMORANDUM IS BEING USED BY THE COMPANY IN CONNECTION WITH THE PRIVATE PLACEMENT OF COMMON STOCK OF COMMON STOCK (THE “SECURITIES” OR THE “COMMON STOCK”) PURSUANT TO AN EXEMPTION FROM REGISTRATION CONTAINED IN SECTION 4(A)(2) OF THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) OF REGULATION D THEREUNDER AS WELL AS APPLICABLE STATE AND FOREIGN SECURITIES LAWS.

THIS MEMORANDUM IS SUBMITTED ON A CONFIDENTIAL BASIS FOR THE USE SOLELY IN CONNECTION WITH THE CONSIDERATION OF THE PURCHASE OF THE SECURITIES DESCRIBED HEREIN. THE RECEIPT OF THIS MEMORANDUM CONSTITUTES THE AGREEMENT ON THE PART OF THE RECIPIENT HEREOF AND ITS REPRESENTATIVES TO MAINTAIN THE CONFIDENTIALITY OF THE INFORMATION CONTAINED HEREIN. THIS MEMORANDUM MAY NOT BE REPRODUCED IN WHOLE OR IN PART AND ITS USE FOR ANY PURPOSE OTHER THAN TO EVALUATE AN INVESTMENT IN THE SECURITIES IS NOT AUTHORIZED. THE CONTENTS OF THIS MEMORANDUM MAY NOT BE COMMUNICATED TO ANY THIRD PARTY WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY. THE RECEIPT OF THIS MEMORANDUM CONSTITUTES THE AGREEMENT ON THE PART OF THE RECIPIENT TO THE FOREGOING.

THIS MEMORANDUM DOES NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OTHER THAN THE SECURITIES OFFERED HEREBY, NOR DOES IT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY FROM ANY PERSON IN ANY STATE OR OTHER JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO, OR TO A PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION.

THIS INVESTMENT INVOLVES A HIGH DEGREE OF RISK. THIS INVESTMENT IS SUITABLE ONLY FOR PERSONS WHO CAN BEAR THE ECONOMIC RISK FOR AN INDEFINITE PERIOD OF TIME AND WHO CAN AFFORD TO LOSE THEIR ENTIRE INVESTMENT. FURTHERMORE, INVESTORS PURCHASING THE SECURITIES MUST UNDERSTAND THAT SUCH INVESTMENT IS ILLIQUID AND IS EXPECTED TO CONTINUE TO BE ILLIQUID FOR AN INDEFINITE PERIOD OF TIME. SEE “RISK FACTORS.”

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES OR BLUE-SKY LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND STATE SECURITIES OR BLUE-SKY LAWS. ACCORDINGLY, THE SECURITIES CANNOT BE OFFERED, SOLD, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT. IN ADDITION, THE SECURITIES CANNOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE APPLICABLE STATE SECURITIES OR BLUE-SKY LAWS. CERTIFICATES FOR THE SECURITIES WILL BEAR A LEGEND TO THAT EFFECT. THE EXEMPTION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 MAY NOT BE AVAILABLE. ALL INVESTORS WILL BE REQUIRED TO UNDERTAKE THAT THEY WILL NOT RESELL THE SECURITIES EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM REGISTRATION. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON THE MERITS OF THIS OFFERING OR THE ADEQUACY OR ACCURACY OF THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL. INVESTORS SHOULD BE AWARE THAT THEY MIGHT BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

iii

EACH PROSPECTIVE INVESTOR MUST COMPLY WITH ALL APPLICABLE LAWS AND REGULATIONS IN FORCE IN ANY JURISDICTION IN WHICH IT PURCHASES, OFFERS OR SELLS THE SECURITIES AND MUST OBTAIN ANY CONSENT, APPROVAL OR PERMISSION REQUIRED BY IT FOR THE PURCHASE, OFFER OR SALE BY IT OF THE SECURITIES UNDER THE LAWS AND REGULATIONS IN FORCE IN ANY JURISDICTION TO WHICH IT IS SUBJECT OR IN WHICH IT MAKES SUCH PURCHASES, OFFERS OR RESALES, AND THE COMPANY SHALL NOT HAVE ANY RESPONSIBILITY THEREFORE.

THE OFFERING PRICE OF THE SECURITIES HAS BEEN DETERMINED BY THE COMPANY AND DOES NOT NECESSARILY BEAR ANY RELATIONSHIP TO THE ASSETS, BOOK VALUE OR POTENTIAL EARNINGS OF THE COMPANY OR ANY OTHER RECOGNIZED CRITERIA OF VALUE.

NO PERSON OR ENTITY MAY PURCHASE ANY COMMON STOCK OF THE SECURITIES HEREUNDER UNLESS SUCH PERSON OR ENTITY IS AN “ACCREDITED INVESTOR,” AS THAT TERM IS DEFINED IN SECTION 501(A) OF REGULATION D PROMULGATED UNDER THE SECURITIES ACT. THE COMPANY IS RELYING ON THE REPRESENTATIONS AND WARRANTIES SET FORTH BY EACH SUBSCRIBER IN THE SUBSCRIPTION AGREEMENT AND THE ACCREDITED INVESTOR QUESTIONNAIRE ATTACHED HERETO TO DETERMINE THE APPLICABILITY TO THIS OFFERING OF EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PROSPECTIVE INVESTORS ARE NOT TO CONSTRUE THE CONTENTS OF THIS MEMORANDUM OR ANY OF THE EXHIBITS OR ANY PRIOR OR SUBSEQUENT COMMUNICATIONS FROM THE COMPANY OR ANY OF ITS OFFICERS, EMPLOYEES OR AGENTS AS INVESTMENT, LEGAL OR TAX ADVICE.

To ensure compliance with requirements imposed by the IRS, THE COMPANY AND THE COMPANY’S TAX AND LEGAL ADVISERS inform the investor that any UNITED STATES federal tax advice contained in this communication (including any attachments) is not intended or written to be used, and cannot be used, for the purpose of (i) avoiding penalties under the Internal Revenue Code or (ii) promoting, marketing or recommending to another party any transaction or matter addressed herein.

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THIS OFFERING, INCLUDING THE MERITS AND THE RISKS INVOLVED. THE TAX IMPLICATIONS OF AN INVESTMENT IN THE SECURITIES HAVE NOT BEEN CONSIDERED IN THIS MEMORANDUM OR ANY OF THE EXHIBITS HERETO. EACH PROSPECTIVE INVESTOR SHOULD CONSULT THE INVESTOR’S OWN COUNSEL, ACCOUNTANT AND OTHER PROFESSIONAL ADVISER AS TO INVESTMENT, LEGAL, TAX AND OTHER RELATED MATTERS CONCERNING THE INVESTOR’S PROPOSED INVESTMENT.

THE COMPANY HAS ESTABLISHED INVESTOR SUITABILITY STANDARDS FOR PURCHASERS OF THE SECURITIES. EACH INVESTOR MUST REPRESENT TO THE COMPANY THAT: (A) SUCH INVESTOR HAS SUCH KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS SO AS TO BE CAPABLE OF EVALUATING THE MERITS AND RISKS OF HIS, HER OR ITS INVESTMENT IN THE SECURITIES AND SUCH INVESTOR IS ABLE TO BEAR THE ECONOMIC RISKS OF AN INVESTMENT IN THE SECURITIES AND TO AFFORD THE COMPLETE LOSS OF THE INVESTMENT; (B) THE SECURITIES TO BE ACQUIRED BY SUCH INVESTOR IS BEING ACQUIRED FOR HIS, HER OR THE INVESTOR’S OWN ACCOUNT AND WITHOUT A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF OR ANY INTEREST THEREIN; AND (C) SUCH INVESTOR HAS HAD ACCESS TO SUCH FINANCIAL AND OTHER INFORMATION, AND HAS BEEN AFFORDED THE OPPORTUNITY TO ASK SUCH QUESTIONS OF THE REPRESENTATIVES OF THE COMPANY AND RECEIVE ANSWERS THERETO, AS SUCH INVESTOR HAS DEEMED NECESSARY IN CONNECTION WITH HIS, HER OR ITS DECISION TO PURCHASE THE SECURITIES.

CERTAIN PROVISIONS OF VARIOUS AGREEMENTS ARE SUMMARIZED IN THIS MEMORANDUM, BUT PROSPECTIVE INVESTORS SHOULD NOT ASSUME THAT SUCH SUMMARIES ARE COMPLETE. SUCH SUMMARIES ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO THE TEXTS OF THE ORIGINAL DOCUMENTS, WHICH WILL BE MADE AVAILABLE BY THE COMPANY UPON REQUEST BY PROSPECTIVE INVESTORS.

iv

THIS MEMORANDUM (INCLUDING THE EXHIBITS) CONTAINS FORWARD-LOOKING STATEMENTS AND INFORMATION RELATING TO, AMONG OTHER THINGS, THE COMPANY, ITS BUSINESS PLAN AND STRATEGY, AND ITS INDUSTRY. THESE FORWARD-LOOKING STATEMENTS ARE BASED ON THE BELIEFS OF, ASSUMPTIONS MADE BY, AND INFORMATION CURRENTLY AVAILABLE TO THE COMPANY’S MANAGEMENT. WHEN USED IN THIS MEMORANDUM, THE WORDS “ESTIMATE,” “PROJECT,” “BELIEVE,” “ANTICIPATE,” “INTEND,” “EXPECT” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS, WHICH CONSTITUTE FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS REFLECT MANAGEMENT’S CURRENT VIEWS WITH RESPECT TO FUTURE EVENTS AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE THE COMPANY’S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTAINED IN THE FORWARD-LOOKING STATEMENTS. INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE OF THIS MEMORANDUM. THE COMPANY DOES NOT UNDERTAKE ANY OBLIGATION TO REVISE OR UPDATE THESE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE OF THIS MEMORANDUM OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS. NEITHER THE DELIVERY OF THIS MEMORANDUM AT ANY TIME, NOR ANY SALES HEREUNDER, SHALL UNDER ANY CIRCUMSTANCES CREATE AN IMPLICATION THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE HEREOF.

THE INFORMATION CONTAINED IN THIS MEMORANDUM MAY CHANGE OR VARY AFTER THE DATE ON THE FRONT OF THE MEMORANDUM. THE COMPANY UNDERTAKES TO MAKE AVAILABLE TO EVERY INVESTOR DURING THE COURSE OF THIS TRANSACTION AND PRIOR TO SALE OF SECURITIES THE OPPORTUNITY TO ASK QUESTIONS OF AND RECEIVE ANSWERS FROM THE COMPANY CONCERNING THE TERMS AND CONDITIONS OF THIS OFFERING AND TO OBTAIN ANY APPROPRIATE, ADDITIONAL INFORMATION NECESSARY TO VERIFY THE ACCURACY OF THE INFORMATION CONTAINED IN THIS MEMORANDUM.

THE INFORMATION PRESENTED HEREIN WAS PREPARED BY THE COMPANY SOLELY FOR THE USE BY PROSPECTIVE INVESTORS IN CONNECTION WITH THIS OFFERING. NO REPRESENTATIONS OR WARRANTIES ARE MADE AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION CONTAINED HEREIN, AND NOTHING CONTAINED HEREIN IS OR SHOULD BE RELIED UPON AS A PROMISE OR REPRESENTATION AS TO THE FUTURE PERFORMANCE OF THE COMPANY. NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION CONCERNING THE COMPANY OR THE SECURITIES OFFERED HEREBY OTHER THAN THOSE CONTAINED IN THIS MEMORANDUM AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATION SHOULD NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY.

THE SECURITIES ARE BEING OFFERED BY THE COMPANY, SUBJECT TO PRIOR SALE, ACCEPTANCE OF AN OFFER TO PURCHASE, WITHDRAWAL, CANCELATION, MODIFICATION OF THIS OFFERING WITHOUT NOTICE OR APPROVAL OF CERTAIN LEGAL MATTERS BY THE COMPANY’S LEGAL COUNSEL. THE COMPANY RESERVES THE RIGHT IN ITS SOLE AND UNFETTERED DISCRETION AND FOR ANY REASON WHATSOEVER TO MODIFY, AMEND AND/OR WITHDRAW ALL OR A PORTION OF THE OFFERING AND/OR ACCEPT OR REJECT IN WHOLE OR IN PART ANY PROSPECTIVE INVESTMENT IN THE SECURITIES OR TO ALLOT TO ANY PROSPECTIVE INVESTOR LESS THAN THE AMOUNT OF COMMON STOCK OF THE SECURITIES SUCH INVESTOR DESIRES TO PURCHASE EVEN IF SUCH INVESTOR SATISFIES ALL OF THE SUITABILITY STANDARDS DISCUSSED IN THIS MEMORANDUM. IF THE PROSPECTIVE INVESTOR RECEIVING THIS MEMORANDUM DOES NOT SUBMIT AN OFFER TO PURCHASE, OR IF SUCH OFFER IS SUBMITTED BUT NOT ACCEPTED BY THE COMPANY, THE PROSPECTIVE INVESTOR AGREES TO RETURN PROMPTLY THIS MEMORANDUM AND ANY ACCOMPANYING DOCUMENTS PROVIDED IN CONNECTION HEREWITH.

EXCEPT AS OTHERWISE INDICATED, THIS MEMORANDUM SPEAKS AS OF THE DATE APPEARING ON THE COVER PAGE HEREOF. NEITHER THE DELIVERY NOR THE PURCHASE OF THE SECURITIES SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS NOT BEEN ANY CHANGE IN THE AFFAIRS OF THE COMPANY SINCE THE DATE AT WHICH THE INFORMATION IS GIVEN HEREIN.

THESE SUBSCRIPTION DOCUMENTS SHOULD BE READ IN CONJUNCTION WITH THE EXHIBITS HERETO, INCLUDING THE INVESTMENT CONSIDERATIONS AND RISK FACTORS CONTAINED HEREIN.

v

EACH OFFEREE MAY, IF THE OFFEREE SO DESIRES, MAKE INQUIRIES OF THE COMPANY WITH RESPECT TO THE COMPANY’S BUSINESS OR ANY OTHER MATTERS RELATING TO THE COMPANY AND ANY INVESTMENT IN THE SECURITIES THEREOF, AND MAY OBTAIN ANY ADDITIONAL INFORMATION WHICH SUCH PERSON DEEMS TO BE NECESSARY IN CONNECTION WITH MAKING AN INVESTMENT DECISION IN ORDER TO VERIFY THE ACCURACY OF THE INFORMATION CONTAINED IN THESE SUBSCRIPTION DOCUMENTS OR ANY OTHER DOCUMENTS DELIVERED TO THE OFFEREE BY THE COMPANY (TO THE EXTENT THAT THE COMPANY POSSESSES SUCH INFORMATION OR CAN ACQUIRE IT WITHOUT UNREASONABLE EFFORT OR EXPENSE). IN CONNECTION WITH SUCH INQUIRY, ANY PERTINENT DOCUMENTS WHICH ANY OFFEREE WISHES TO REVIEW WILL BE MADE AVAILABLE FOR INSPECTION AND COPYING OR PROVIDED, UPON REQUEST, SUBJECT TO THE OFFEREE’S AGREEMENT TO MAINTAIN SUCH INFORMATION IN CONFIDENCE AND TO RETURN THE SAME DOCUMENTS TO THE COMPANY IF THE RECIPIENT DOES NOT PURCHASE THE SECURITIES OFFERED HEREUNDER.

IT IS THE RESPONSIBILITY OF ANY PERSON WISHING TO PURCHASE THE COMMON STOCK TO SATISFY HIMSELF, HERSELF, OR ITSELF, HERSELF OR ITSELF AS TO THE FULL OBSERVATION OF THE LAWS OF ANY RELEVANT TERRITORY OUTSIDE THE UNITED STATES IN CONNECTION WITH ANY SUCH PURCHASE, INCLUDING OBTAINING ANY REQUIRED GOVERNMENTAL OR OTHER CONSENTS OR OBSERVING ANY OTHER APPLICABLE FORMALITIES.

NASAA UNIFORM LEGEND

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

NOTICE TO RESIDENTS OF ALL STATES

THE COMMON STOCK OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

vi

INFORMATION REQUIRED BY CERTAIN STATES’ SECURITIES LAWS

FOR RESIDENTS OF ALABAMA

THESE SECURITIES ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION UNDER THE ALABAMA SECURITIES ACT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS NOT BEEN FILED WITH THE ALABAMA SECURITIES COMMISSION. THE COMMISSION DOES NOT RECOMMEND NOR ENDORSE THE PURCHASE OF ANY SECURITIES, NOR DOES IT PASS UPON THE ACCURACY OR COMPLETENESS OF THESE SUBSCRIPTION DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FOR RESIDENTS OF ALASKA

THE SECURITIES OFFERED HAVE NOT BEEN REGISTERED WITH THE ADMINISTRATOR OF SECURITIES OF THE STATE OF ALASKA UNDER PROVISIONS OF 3 AAC 08.500-3 AAC 08.506. THE INVESTOR IS ADVISED THAT THE ADMINISTRATOR HAS MADE ONLY A CURSORY REVIEW OF THE REGISTRATION STATEMENT AND HAS NOT REVIEWED THIS DOCUMENT SINCE THE DOCUMENT IS NOT REQUIRED TO BE FILED WITH THE ADMINISTRATOR. THE FACT OF REGISTRATION DOES NOT MEAN THAT THE ADMINISTRATOR HAS PASSED IN ANY WAY UPON THE MERITS, RECOMMENDED, OR APPROVED THE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A VIOLATION OF AS 45.55.170.

THE INVESTOR MUST RELY ON THE INVESTOR'S OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED, IN MAKING AN INVESTMENT DECISION ON THESE SECURITIES.

FOR RESIDENTS OF ARIZONA

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE ARIZONA SECURITIES ACT IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION PURSUANT TO A.R.S. SECTION 44-1844 (1) AND THEREFORE CANNOT BE RESOLD UNLESS THEY ARE ALSO REGISTERED OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

FOR RESIDENTS OF ARKANSAS

THESE SECURITIES ARE OFFERED IN RELIANCE UPON CLAIMS OF EXEMPTION UNDER THE ARKANSAS SECURITIES ACT AND SECTION 4(2) OF THE SECURITIES ACT OF 1933. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS NOT BEEN FILED WITH THE ARKANSAS SECURITIES DEPARTMENT OR WITH THE SECURITIES AND EXCHANGE COMMISSION. NEITHER THE DEPARTMENT NOR THE COMMISSION HAS PASSED UPON THE VALUE OF THESE SECURITIES, MADE ANY RECOMMENDATIONS AS TO THEIR PURCHASE, APPROVED OR DISAPPROVED THIS OFFERING OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

FOR RESIDENTS OF CALIFORNIA

THE SECURITIES OFFERED IN THESE SUBSCRIPTION DOCUMENTS HAVE NOT BEEN QUALIFIED UNDER THE CALIFORNIA CORPORATE SECURITIES LAW OF 1968 IN RELIANCE UPON AN EXEMPTION FROM QUALIFICATION PURSUANT TO CALIFORNIA CORPORATIONS Code § 25102(F). IN ADDITION, ALL PURCHASERS SHOULD BE AWARE THAT IT IS UNLAWFUL FOR SUCH PURCHASERS TO CONSUMMATE A SALE OR TRANSFER ANY Common Stock OR INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFORE, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER’S RULES.

vii

FOR RESIDENTS OF COLORADO

THIS INFORMATION IS DISTRIBUTED PURSUANT TO AN EXEMPTION FOR SMALL OFFERINGS UNDER THE RULES OF THE COLORADO SECURITIES DIVISION. THE SECURITIES DIVISION HAS NEITHER REVIEWED NOR APPROVED ITS FORM OR CONTENT. THE SECURITIES DESCRIBED MAY ONLY BE PURCHASED BY “ACCREDITED INVESTORS” AS DEFINED BY RULE 501 OF SEC REGULATION D AND THE RULES OF THE COLORADO SECURITIES DIVISION.

FOR RESIDENTS OF CONNECTICUT

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE BANKING COMMISSIONER OF THE STATE OF CONNECTICUT NOR HAS THE COMMISSIONER PASSED UPON THE ACCURACY OR ADEQUACY OF THE OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

FOR RESIDENTS OF DELAWARE

IF THE INVESTOR IS A DELAWARE RESIDENT,YOU ARE HEREBY ADVISED THAT THESE SECURITIES ARE BEING OFFERED IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE DELAWARE SECURITIES ACT. THE SECURITIES CANNOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER THE SECURITIES ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR IN A TRANSACTION WHICH IS OTHERWISE IN COMPLIANCE WITH THE SECURITIES ACT.

FOR RESIDENTS OF THE DISTRICT OF COLUMBIA

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES BUREAU OF THE DISTRICT OF COLUMBIA NOR HAS THE COMMISSIONER PASSED UPON THE ACCURACY OR ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

FOR RESIDENTS OF FLORIDA

IF SALES ARE MADE TO FIVE OR MORE PERSONS IN FLORIDA, AND THE INVESTOR PURCHASE SECURITIES HEREUNDER, THEN THE INVESTOR MAY VOID SUCH PURCHASE EITHER WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY THE INVESTOR TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT OR WITHIN THREE (3) DAYS AFTER THE AVAILABILITY OF THIS PRIVILEGE COMMUNICATED TO YOU, WHICHEVER OCCURS LATER.

FOR RESIDENTS OF GEORGIA

THESE SECURITIES HAVE BEEN ISSUED OR SOLD IN RELIANCE ON PARAGRAPH (13) OF Code § 10-5-9 OF THE ‘GEORGIA SECURITIES ACT OF 1973,’ AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT.

FOR RESIDENTS OF HAWAII

NEITHER THIS PROSPECTUS NOR THE SECURITIES DESCRIBED HEREIN HAVE BEEN APPROVED OR DISAPPROVED BY THE COMMISSIONER OF SECURITIES OF THE STATE OF HAWAII NOR HAS THE COMMISSIONER PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.

viii

FOR RESIDENTS OF IDAHO

THESE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE IDAHO SECURITIES ACT IN RELIANCE UPON EXEMPTION FROM REGISTRATION PURSUANT TO SECTION 30-1345(1) OR (8) THEREOF AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SAID ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SAID ACT.

FOR RESIDENTS OF ILLINOIS

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECRETARY OF THE STATE OF ILLINOIS NOR HAS THE STATE OF ILLINOIS PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

FOR RESIDENTS OF INDIANA

THESE SECURITIES ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION UNDER SECTION 23-2-1-2 OF THE INDIANA SECURITIES LAW AND HAVE NOT BEEN REGISTERED UNDER SECTION 23-2-1-3. THEY CANNOT THEREFORE BE RESOLD UNLESS THEY ARE REGISTERED UNDER SAID LAW OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. A CLAIM OF EXEMPTION UNDER SAID LAW HAS BEEN FILED, AND IF SUCH EXEMPTION IS NOT DISALLOWED SALES OF THESE SECURITIES MAY BE MADE; HOWEVER, UNTIL SUCH EXEMPTION IS GRANTED ANY OFFER MADE PURSUANT HERETO IS PRELIMINARY AND SUBJECT TO MATERIAL CHANGE.

FOR RESIDENTS OF IOWA

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, IN THE APPLICABLE STATE SECURITIES LAW, PURSUANT TO REGISTRATION FOR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

FOR RESIDENTS OF KANSAS

IF AN INVESTOR ACCEPTS AN OFFER TO PURCHASE ANY OF THE SECURITIES, THE INVESTOR IS HEREBY ADVISED THE SECURITIES WILL BE SOLD TO AND ACQUIRED BY IT/HIM/HER IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 81-5-6 OF THE KANSAS SECURITIES ACT AND MAY NOT BE RE-OFFERED FOR SALE, TRANSFERRED, OR RESOLD EXCEPT IN COMPLIANCE WITH SUCH ACT AND APPLICABLE RULES PROMULGATED THEREUNDER.

FOR RESIDENTS OF KENTUCKY

IF AN INVESTOR ACCEPTS AN OFFER TO PURCHASE ANY OF THE SECURITIES, THE INVESTOR IS HEREBY ADVISED THE SECURITIES WILL BE SOLD TO AND ACQUIRED BY IT/HIM/HER IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER RULE 808 OF THE KENTUCKY SECURITIES ACT AND MAY NOT BE RE-OFFERED FOR SALE, TRANSFERRED, OR RESOLD EXCEPT IN COMPLIANCE WITH SUCH ACT AND APPLICABLE RULES PROMULGATED THEREUNDER.

FOR RESIDENTS OF LOUISIANNA

IF AN INVESTOR ACCEPTS AN OFFERTO PURCHASE ANY OF THE SECURITIES, THE INVESTOR IS HEREBY ADVISED THE SECURITIES WILL BE SOLD TO AND ACQUIRED BY IT/HIM/HER IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER RULE 1 OF THE LOUISIANA SECURITIES LAW AND MAY NOT BE RE-OFFERED FOR SALE, TRANSFERRED, OR RESOLD EXCEPT IN COMPLIANCE WITH SUCH ACT AND APPLICABLE RULES PROMULGATED THEREUNDER.

ix

FOR RESIDENTS OF MAINE

THE SECURITIES ARE BEING SOLD PURSUANT TO AN EXEMPTION FROM REGISTRATION WITH THE BANK SUPERINTENDENT OF THE STATE OF MAINE UNDER SECTION 10502(2)(R) OF TITLE 32 OF THE MAINE REVISED STATUTES. THESE SECURITIES MAY BE DEEMED RESTRICTED SECURITIES AND AS SUCH THE HOLDER MAY NOT BE ABLE TO RESELL THE SECURITIES UNLESS PURSUANT TO REGISTRATION UNDER STATE OR FEDERAL SECURITIES LAWS OR UNLESS AN EXEMPTION UNDER SUCH LAWS EXIST.

FOR RESIDENTS OF MARYLAND

THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR OTHER DOCUMENT HAVE BEEN ISSUED PURSUANT TO A CLAIM OF EXEMPTION FROM THE REGISTRATION PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH THE REGSTRATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.

FOR RESIDENTS OF MASSACHUCETTS

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES DIVISION OF THE COMMONWEALTH OF MASSACHUSETTS NOR HAS THE SECRETARY OF THE COMMONWEALTH PASSED UPON THE ACCURACY OR ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL. TO RESIDENTS OF MASSACHUSETTS: NO SALE OF THE SECURITIES WILL BE MADE TO RESIDENTS OF THE STATE OF MASSACHUSETTS WHO ARE UNACCREDITED INVESTORS IF THE AMOUNT OF SUCH INVESTMENT IN THE SECURITIES WOULD EXCEED THIRTY PERCENT (30%) OF SUCH INVESTOR'S NET WORTH (EXCLUDING PRINCIPAL RESIDENCE, FURNISHINGS THEREIN AND PERSONAL AUTOMOBILES).

FOR RESIDENTS OF MICHIGAN

NO SALE OF THE SECURITIES WILL BE MADE TO RESIDENTS OF THE STATE OF MICHIGAN WHO ARE UNACCREDITED INVESTORS IF THE AMOUNT OF SUCH INVESTMENT IN THE SECURITIES WOULD EXCEED THIRTY PERCENT (30%) OF SUCH INVESTOR'S NET WORTH.

FOR RESIDENTS OF MINNESOTA

THESE SECURITIES BEING OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER CHAPTER 80A OF THE MINNESOTA SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO REGISTRATION, OR AN EXEMPTION THEREFROM.

FOR RESIDENTS OF MISSISSIPPI

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THIS OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

x

FOR RESIDENTS OF MISSOURI

NO SALE OF THE SECURITIES WILL BE MADE TO RESIDENTS OF THE STATE OF MISSOURI WHO ARE UNACCREDITED INVESTORS IF THE AMOUNT OF SUCH INVESTMENT IN THE SECURITIES WOULD EXCEED TWENTY PERCENT (20%) OF SUCH INVESTOR'S NET WORTH (EXCLUDING PRINCIPAL RESIDENCE, FURNISHINGS THEREIN AND PERSONAL AUTOMOBILES).

FOR RESIDENTS OF MONTANA

IN ADDITION TO THE INVESTOR SUITABILITY STANDARDS THAT ARE OTHERWISE APPLICABLE, ANY INVESTOR WHO IS A MONTANA RESIDENT MUST HAVE A NET WORTH (EXCLUSIVE OF HOME, FURNISHINGS AND AUTOMOBILES) IN EXCESS OF FIVE (5) TIMES THE AGGREGATE AMOUNT INVESTED BY SUCH INVESTOR IN THE Common Stock.

FOR RESIDENTS OF NEBRASKA

IF AN INVESTOR ACCEPTS AN OFFER TO PURCHASE ANY OF THE SECURITIES, THE INVESTOR IS HEREBY ADVISED THE SECURITIES WILL BE SOLD TO AND ACQUIRED BY IT/HIM/HER IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER CHAPTER 15 OF THE NEBRASKA SECURITIES LAW AND MAY NOT BE RE-OFFERED FOR SALE, TRANSFERRED, OR RESOLD EXCEPT IN COMPLIANCE WITH SUCH ACT AND APPLICABLE RULES PROMULGATED THEREUNDER.

FOR RESIDENTS OF NEVADA

IF ANY INVESTOR ACCEPTS ANY OFFER TO PURCHASE THE SECURITIES, THE INVESTOR IS HEREBY ADVISED THE SECURITIES WILL BE SOLD TO AND ACQUIRED BY IT/HIM/HER IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 49:3-60(B) OF THE NEVADA SECURITIES LAW. THE INVESTOR IS HEREBY ADVISED THAT THE ATTORNEY GENERAL OF THE STATE OF NEVADA HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING AND THE FILING OF THE OFFERING WITH THE BUREAU OF SECURITIES DOES NOT CONSTITUTE APPROVAL OF THE ISSUE, OR SALE THEREOF, BY THE BUREAU OF SECURITIES OR THE DEPARTMENT OF LAW AND PUBLIC SAFETY OF THE STATE OF NEVADA. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL. NEVADA ALLOWS THE SALE OF SECURITIES TO 25 OR FEWER PURCHASERS IN THE STATE WITHOUT REGISTRATION. HOWEVER, CERTAIN CONDITIONS APPLY, I.E., THERE CAN BE NO GENERAL ADVERTISING OR SOLICITATION AND COMMISSIONS ARE LIMITED TO LICENSED BROKER-DEALERS. THIS EXEMPTION IS GENERALLY USED WHERE THE PROSPECTIVE INVESTOR IS ALREADY KNOWN AND HAS A PRE-EXISTING RELATIONSHIP WITH THE COMPANY. (SEE NRS 90.530.11.)

FOR RESIDENTS OF NEW HAMPSHIRE

NEITHER THE FACT THAT A REGISTRATION STATEMENT OR AN APPLICATION FOR LICENSE HAS BEEN FILED UNDER CHAPTER 421-B OF THE NEW HAMPSHIRE REVISED STATUTES (THE “RSA”) WITH THE STATE OF NEW HAMPSHIRE NOR THE FACT THAT A SECURITY IS EFFECTIVELY REGISTERED OR A PERSON IS LICENSED IN THE STATE OF NEW HAMPSHIRE CONSTITUTES A FINDING BY THE SECRETARY OF STATE OF NEW HAMPSHIRE THAT ANY DOCUMENT FILED UNDER RSA 421-B IS TRUE, COMPLETE, AND NOT MISLEADING. NEITHER ANY SUCH FACT NOR THE FACT THAT AN EXEMPTION OR AN EXCEPTION IS AVAILABLE FOR A SECURITY OR A TRANSACTION MEANS THAT THE SECRETARY OF STATE OF NEW HAMPSHIRE HAS PASSED IN ANY WAY UPON THE MERITS OR QUALIFICATIONS OF, OR RECOMMENDED, OR GIVEN APPROVAL TO, ANY PERSON, SECURITY, OR TRANSACTION. IT IS UNLAWFUL TO MAKE, OR CAUSE TO BE MADE, TO ANY PROSPECTIVE PURCHASER, CUSTOMER, OR CLIENT ANY REPRESENTATION INCONSISTENT WITH THE PROVISIONS OF THIS PARAGRAPH.

xi

FOR RESIDENTS OF NEW JERSEY

IF THE INVESTOR IS A NEW JERSEY RESIDENT AND THE INVESTOR ACCEPT AN OFFER TO PURCHASE THESE SECURITIES PURSUANT TO THIS MEMORANDUM, THE INVESTOR IS HEREBY ADVISED THAT THIS MEMORANDUM HAS NOT BEEN FILED WITH OR REVIEWED BY THE ATTORNEY GENERAL OF THE STATE OF NEW JERSEY PRIOR TO ITS ISSUANCE AND USE. THE ATTORNEY GENERAL OF THE STATE OF NEW JERSEY HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

FOR RESIDENTS OF NEW MEXICO

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISK INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FOR RESIDENTS OF NEW YORK

THIS PRIVATE OFFERING MEMORANDUM HAS NOT BEEN REVIEWED BY THE ATTORNEY GENERAL PRIOR TO ITS ISSUANCE AND USE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

THIS PRIVATE OFFERING MEMORANDUM DOES NOT CONTAIN AN UNTRUE STATEMENT OF A MATERIAL FACT OR OMIT TO STATE A MATERIAL FACT NECESSARY TO MAKE THE STATEMENTS MADE IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY ARE MADE, NOT MISLEADING. IT CONTAINS A FAIR SUMMARY OF THE MATERIAL TERMS OF DOCUMENTS PURPORTED TO BE SUMMARIZED HEREIN.

IF AN INVESTOR ACCEPTS AN OFFER TO PURCHASE ANY OF THE SECURITIES, THE INVESTOR IS HEREBY ADVISED THE SECURITIES WILL BE SOLD TO AND ACQUIRED BY IT/HIM/HER IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 107.03(2) OF THE NEW YORK SECURITIES LAW AND MAY NOT BE RE-OFFERED FOR SALE, TRANSFERRED, OR RESOLD EXCEPT IN COMPLIANCE WITH SUCH ACT AND APPLICABLE RULES PROMULGATED THEREUNDER.

FOR RESIDENTS OF NORTH CAROLINA

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED ACCURACY OR DETERMINED ADEQUACY OF THIS DOCUMENT. REPRESENTATION TO THE CONTRARY IS UNLAWFUL. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

FOR RESIDENTS OF NORTH DAKOTA

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES COMMISSIONER OF THE STATE OF NORTH DAKOTA NOR HAS THE COMMISSIONER PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

xii

FOR RESIDENTS OF OKLAHOMA

THESE SECURITIES ARE OFFERED FOR SALE IN THE STATE OF OKLAHOMA IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION FOR PRIVATE OFFERINGS. ALTHOUGH A PRIOR FILING OF THIS MEMORANDUM AND THE INFORMATION HAS BEEN MADE WITH THE OKLAHOMA SECURITIES COMMISSION, SUCH FILING IS PERMISSIVE ONLY AND DOES NOT CONSTITUTE AN APPROVAL, RECOMMENDATION OR ENDORSEMENT, AND IN NO SENSE IS TO BE REPRESENTED AS AN INDICATION OF THE INVESTMENT MERIT OF SUCH SECURITIES. ANY SUCH REPRESENTATION IS UNLAWFUL.

FOR RESIDENTS OF OREGON

(A) THE SECURITIES OFFERED ARE REGISTERED WITH THE DIRECTOR OF THE DEPARTMENT OF CONSUMER AND BUSINESS SERVICES FOR THE STATE OF OREGON UNDER PROVISIONS OF OAR 441-65-060 THROUGH 441-65-230. THE DIRECTOR REVIEWED THE REGISTRATION STATEMENT ONLY BRIEFLY AND HAS NOT REVIEWED THIS DOCUMENT. IN DECIDING WHETHER OR NOT TO INVEST IN THESE SECURITIES, THE INVESTOR SHOULD RELY ON YOUR OWN EXAMINATION OF THE COMPANY ISSUING THE SECURITIES AND THE TERMS OF THE OFFERING INCLUDING THE MERITS AND RISKS INVOLVED.

(B) IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

(C) IN DECIDING WHETHER OR NOT TO INVEST IN THE SECURITIES OFFERED, THE INVESTOR SHOULD RELY ON YOUR OWN EXAMINATION OF THE COMPANY ISSUING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY. ALSO, NO SUCH AGENCY HAS DETERMINED IF THIS DOCUMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

YOU WILL NOT BE ABLE TO TRANSFER OR RESELL THESE SECURITIES EXCEPT PURSUANT TO REGISTRATION UNDER THE FEDERAL SECURITIES ACT OF 1933 OR AN EXEMPTION FROM REGISTRATION IF AVAILABLE. CONSEQUENTLY, THE INVESTOR MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

FOR RESIDENTS OF PENNSYLVANIA

PURSUANT TO SECTION 207 OF THE PENNSYLVANIA SECURITIES ACT OF 197, EACH PERSON WHO ACCEPTS THIS OFFER TO PURCHASE SECURITIES EXEMPT FROM REGISTRATION BY SECTION 203 OF THE PENNSYLVANIA SECURITIES ACT OF 192 DIRECTLY FROM THE COMPANY OR ITS AFFILIATES WILL HAVE THE RIGHT TO WITHDRAW HIS ACCEPTANCE WITHOUT INCURRING ANY LIABILITY TO THE SELLER, SELLING AGENTS OR ANY OTHER PERSON, WITHIN TWO (2) BUSINESS DAYS FROM THE DATE OF RECEIPT BY THE ISSUER OF HIS WRITTEN BINDING CONTRACT OF PURCHASE, OR IN THE CASE OF A TRANSACTION IN WHICH THERE IS NO BINDING CONTRACT OR PURCHASE, WITHIN TWO (2) BUSINESS DAYS AFTER HE MAKES THE INITIAL PAYMENT FOR THE SECURITIES BEING OFFERED. TO ACCOMPLISH THIS WITHDRAWAL, A SUBSCRIBER NEED ONLY SEND A LETTER OR TELEGRAM TO THE ISSUER AT THE ADDRESS SET FORTH IN THE TEXT OF THE OFFERING LITERATURE, INDICATING HIS OR HER INTENTION TO WITHDRAW. SUCH LETTER OR TELEGRAM SHOULD BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED SECOND BUSINESS DAY. IT IS PRUDENT TO SEND SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND TO EVIDENCE THE TIME WHEN IT WAS MAILED. IF THE REQUEST IS MADE ORALLY IN PERSON OR BY TELEPHONE TO THE ISSUER AT THE NUMBER LISTED IN THE TEXT OF THE OFFERING LITERATURE, A WRITTEN CONFIRMATION THAT THE REQUEST HAS BEEN RECEIVED SHOULD BE REQUESTED.

xiii

FOR RESIDENTS OF PUERTO RICO

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE OFFICE OF THE COMMISSIONER OF FINANCIAL INSTITUTIONS OF THE COMMONWEALTH OF PUERTO RICO NOR HAS THE COMMISSIONER PASSED UPON THE ACCURACY OR ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

FOR RESIDENTS OF RHODE ISLAND

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE DEPARTMENT OF BUSINESS REGULATION OF THE STATE OF RHODE ISLAND NOR HAS THE DIRECTOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

FOR RESIDENTS OF SOUTH CAROLINA

THESE SECURITIES ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION UNDER THE SOUTH CAROLINA UNIFORM SECURITIES ACT. A REGISTRATION STATEMENT RELATING TO THE SECURITIES HAS NOT BEEN FILED WITH THE SOUTH CAROLINA SECURITIES COMMISSIONER. THE COMMISSIONER DOES NOT RECOMMEND OR ENDORSE THE PURCHASE OF ANY SECURITIES, NOR DOES IT PASS UPON THE ACCURACY OR COMPLETENESS OF THIS PRIVATE PLACEMENT MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FOR RESIDENTS OF SOUTH DAKOTA

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER CHAPTER 4A OF THE SOUTH DAKOTA SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF FOR VALUE EXCEPT PURSUANT TO REGISTRATION, EXEMPTION THEREFROM OF OPERATION OF LAW. EACH SOUTH DAKOTA RESIDENT PURCHASING ONE OR MORE WHOLE OR FRACTIONAL SECURITIES MUST WARRANT THAT HE HAS EITHER (1) A MINIMUM NET WORTH (EXCLUSIVE OF HOME, FURNISHINGS AND AUTOMOBILES) OF $30,000 AND A MINIMUM ANNUAL GROSS INCOME OF $30,000 OR (2) A MINIMUM NET WORTH (EXCLUSIVE OF HOME, FURNISHINGS AND AUTOMOBILES) OF $75,000. ADDITIONALLY, EACH INVESTOR WHO IS NOT AN ACCREDITED INVESTOR OR WHO IS AN ACCREDITED INVESTOR SOLELY BY REASON OF HIS NET WORTH, INCOME OR AMOUNT OF INVESTMENT, SHALL NOT MAKE AN INVESTMENT IN THE PROGRAM IN EXCESS OF TWENTY PERCENT (20%) OF HIS NET WORTH (EXCLUSIVE OF HOME, FURNISHINGS AND AUTOMOBILES).

FOR RESIDENTS OF TENNESSEE

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISK OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

xiv

FOR RESIDENTS OF TEXAS

EACH PURCHASER OF THESE SECURITIES MUST BEAR THE ECONOMIC RISK OF THE INVESTMENT OF AN INDEFINITE PERIOD OF TIME BECAUSE THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE APPLICABLE SECURITIES LAWS AND THEREFORE CANNOT BE SOLD UNLESS THEY ARE SUBSEQUENTLY REGISTERED UNDER SUCH SECURITIES LAWS OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

POTENTIAL PURCHASERS SHOULD BE AWARE THAT A LEGEND RECITING THE RESTRICTIONS OR TRANSFERABILITY WILL BE PLACED ON THE SECURITY, AND THAT THEY WILL BE ASKED TO SIGN A WRITTEN AGREEMENT THAT THE SECURITIES WILL NOT BE SOLD WITHOUT REGISTRATION UNDER APPLICABLE SECURITIES LAWS OR EXEMPTIONS THEREFROM.

FOR RESIDENTS OF UTAH

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UTAH UNIFORM SECURITIES ACT AND THEREFORE CANNOT BE RESOLD UNLESS REGISTERED UNDER SUCH ACT OR EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

FOR RESIDENTS OF VERMONT

(I) INVESTMENT IN THESE SECURITIES INVOLVES SIGNIFICANT RISKS AND IS SUITABLE ONLY FOR PERSONS WHO HAVE NO NEED FOR IMMEDIATE LIQUIDITY IN THEIR INVESTMENT AND WHO CAN BEAR THE ECONOMIC RISK OF A LOSS OF THEIR ENTIRE INVESTMENT. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

(II) IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

(III) THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933 AND THE VERMONT SECURITIES ACT, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

FOR RESIDENTS OF VIRGINIA

THE SECURITIES REPRESENTED BY THIS CERTIFICATE (OR OTHER DOCUMENT) HAVE BEEN ISSUED PURSUANT TO A CLAIM OF EXEMPTION FROM THE REGISTRATION OR QUALIFICATION PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS AND SHALL NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OF QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.

FOR RESIDENTS OF WASHINGTON

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND THE SECURITIES ACT OF WASHINGTON CHAPTER 21.20 RCW, SHALL HAVE THE STATUS OF RESTRICTED SECURITIES AND CANNOT BE RESOLD WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND THE SECURITIES ACT OF WASHINGTON OR AN EXEMPTION THEREFROM.

xv

FOR RESIDENTS OF WEST VIRGINIA

IF AN INVESTOR ACCEPTS AN OFFER TO PURCHASE ANY OF THE SECURITIES, THE INVESTOR IS HEREBY ADVISED THE SECURITIES WILL BE SOLD TO AND ACQUIRED BY IT/HIM/HER IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 15.06(B)(9) OF THE WEST VIRGINIA SECURITIES LAW AND MAY NOT BE RE-OFFERED FOR SALE, TRANSFERRED, OR RESOLD EXCEPT IN COMPLIANCE WITH SUCH ACT AND APPLICABLE RULES PROMULGATED THEREUNDER.

FOR RESIDENTS OF WISCONSIN

IN ADDITION TO THE INVESTOR SUITABILITY STANDARDS THAT ARE OTHERWISE APPLICABLE, ANY INVESTOR WHO IS A WISCONSIN RESIDENT MUST HAVE A NET WORTH (EXCLUSIVE OF HOME, FURNISHINGS AND AUTOMOBILES) IN EXCESS OF THREE AND ONE-THIRD (3 1/3)TIMES THE AGGREGATE AMOUNT INVESTED BY SUCH INVESTOR IN THE Common Stock OFFERED HEREIN.

FOR RESIDENTS OF WYOMING

ALL WYOMING RESIDENTS WHO SUBSCRIBE TO PURCHASE Common Stock OFFERED BY THE COMPANY MUST SATISFY THE FOLLOWING MINIMUM FINANCIAL SUITABILITY REQUIREMENTS IN ORDER TO PURCHASE Common Stock:

(1) A NET WORTH (EXCLUSIVE OF HOME, FURNISHINGS AND AUTOMOBILES) OF TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000 ); AND

(2) THE PURCHASE PRICE OF Common Stock SUBSCRIBED FOR MAY NOT EXCEED TWENTY PERCENT (20%) OF THE NET WORTH OF THE SUBSCRIBER; AND

(3) "TAXABLE INCOME" AS DEFINED IN SECTION 63 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, DURING THE LAST TAX YEAR AND ESTIMATED "TAXABLE INCOME" DURING THE CURRENT TAX YEAR SUBJECT TO A FEDERAL INCOME TAX RATE OF NOT LESS THAN THIRTY-THREE PERCENT (33%).

IN ORDER TO VERIFY THE FOREGOING, ALL SUBSCRIBERS WHO ARE WYOMING RESIDENTS WILL BE REQUIRED TO REPRESENT IN THE SUBSCRIPTION AGREEMENT THAT THEY MEET THESE WYOMING SPECIAL INVESTOR SUITABILITY REQUIREMENTS.

FOR NON-U.S. RESIDENTS

NO ACTION HAS BEEN OR WILL BE TAKEN IN ANY JURISDICTION OUTSIDE THE INTERESTED STATES OF AMERICA THAT WOULD PERMIT AN OFFERING OF THESE SECURITIES, OR POSSESSION OR DISTRIBUTION OF OFFERING MATERIAL IN CONNECTION WITH THE ISSUE OF THESE SECURITIES, IN ANY COUNTRY OR JURISDICTION WHERE ACTION FOR THAT PURPOSE IS REQUIRED. IT IS THE RESPONSIBILITY OF ANY PERSON WISHING TO PURCHASE THESE SECURITIES TO SATISFY HIMSELF, HERSELF, OR ITSELF AS TO FULL OBSERVANCE OF THE LAWS OF ANY RELEVANT TERRITORY OUTSIDE THE UNITED STATES OF AMERICA IN CONNECTION WITH ANY SUCH PURCHASE, INCLUDING OBTAINING ANY REQUIRED GOVERNMENTAL OR OTHER CONSENTS OR OBSERVING ANY OTHER APPLICABLE FORMALITIES.

xvi

THE PURCHASE OF THE UNITS CONSISTING OF ONE SHARE OF COMMON STOCK AND THE RIGHT TO PURCHASE A SHARE OF COMMON STOCK ENTAILS A NUMBER OF VERY SIGNIFICANT RISKS. SEE “RISK FACTORS” AND “IMPORTANT CONSIDERATIONS”. BECAUSE OF THESE RISKS, THE INVESTOR SHOULD INVEST YOUR FUNDS ONLY IF THE INVESTOR IS ABLE TO BEAR THE FULL RISK, AND WITHSTAND THE TOTAL LOSS, OF YOUR ENTIRE INVESTMENT.

The Investor is hereby to rely only on the information contained in this Memorandum and the information incorporated by reference herein. Such information is accurate only as of the date on the front cover of this Memorandum or, with respect to exhibits which have been incorporated by reference, as of the date specified therein. the Company’s business, financial condition and prospects may have changed since such date. No person has been authorized to provide the Investor with different or additional information. the Company do not intend to update or otherwise revise this Memorandum following its distribution, and recipients of this Memorandum should not expect the Company to do so. Prospective investors are urged to conduct an independent investigation and evaluation of the Company and the proposed transaction.

The minimum Common Stock purchase is $25,000 which consist of a Share of Common Stock of Odyssey Group International, Inc. and a right to purchase a Share of Common Stock of Odyssey Group International, Inc., although the Chief Executive Officer of the Company may accept smaller subscriptions in its sole discretion.

xvii

NOTICE TO ALL PURCHASERS

THE OFFER AND SALE OF OF UNITS CONSISTING OF A SHARE OF COMMON STOCK AND A RIGHT TO PURCHASE A SHARE OF COMMON STOCK HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAS THE SEC OR ANY OTHER REGULATORY AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THIS OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE COMPANY’S COMMON STOCK HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY.

THE UNITS CONSISTING OF A SHARE OF COMMON STOCK AND A RIGHT TO PURCHASE A SHARE OF COMMON STOCK IS SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SUBSCRIPTION AGREEMENT AND THE SECURITIES ACT, AND OTHER APPLICABLE SECURITIES LAWS. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME AND MUST BE ABLE TO WITHSTAND A TOTAL LOSS OF THEIR INVESTMENT.

WHO MAY INVEST

The Securities offered hereby have not been registered under the Securities Act or the securities laws of any jurisdiction and are being offered and sold in reliance on exemptions from the registration requirements of the Securities Act and such laws. The Securities are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act and such laws pursuant to registration or exemption therefrom. Accordingly, distribution of this Memorandum is strictly limited to persons who meet the requirements and make the representations set forth below. The Company, in its sole discretion, reserves the right to declare any prospective Investor ineligible to purchase the Common Stocks for any other reason or for no reason.

In making an investment decision, the Investor must rely on your own examination of the Company, and the persons or entities creating the Shares that the Company will invest in or lend to and the terms of the Offering, including the merits and risks involved. The Common Stocks are speculative, involve a significant risk, and are suitable only for persons of substantial financial means who have no need for liquidity in this investment. The Common Stocks will be sold only to prospective investors who:

(1)	purchase a minimum of $25,000 which consist of a Share of Common Stock of Odyssey Group International, Inc. and a right to purchase a Share of Common Stock of Odyssey Group International, Inc., unless the Company’s Chief Executive Officer, in its sole discretion, waives the minimum purchase requirement;

(2)	represent in writing that they are Accredited Investors; and

(3)	satisfy the Investor Suitability Requirements established by the Company and as may be required under federal or state law.

1

Each prospective Investor must represent in writing that the Investor meets, among others, ALL of the following requirements:

(a)	The Investor has received, read and fully understands this Memorandum, the Investor is basing the Investor’s decision to invest only on this Memorandum, the Investor has relied only on the information contained in this Memorandum, and the Investor has not relied upon any representations made by any other person or other means;

(b)	The Investor understands that an investment in the Common Stocks involves substantial risks and the Investor is fully cognizant of, and understands, all of the Risk Factors relating to a purchase of the Common Stocks, including, without limitation, those risks set forth below in the section entitled “RISK FACTORS”;

(c)	The Investor’s overall commitment to investments that are not readily marketable or redeemable is not disproportionate to his individual net worth, and the Investor’s investment in the Common Stocks will not cause such overall commitment to become excessive;

(d)	The Investor has adequate means of providing for the Investor’s financial requirements, both current and anticipated, and has no need for liquidity in this investment;

(e)	The Investor can bear, and is willing to accept, the economic risk of losing the Investor’s entire investment in the Common Stocks;

(f)	The Investor is acquiring the Common Stocks for the Investor’s own account and for investment purposes only and has no present intention, agreement, or arrangement for the distribution, transfer, assignment, resale, or subdivision of the Common Stocks; and

(g)	The Investor is an Accredited Investor.

A person or entity that meets one of the following tests will qualify as an Accredited Investor:

(i)	The prospective Investor is a natural person who had individual income in excess of Two Hundred Thousand Dollars ($200,000) in each of the two most recent years, or joint income with that person’s spouse in excess of Three Hundred Thousand Dollars ($300,000) in each of these years, and has a reasonable expectation of reaching the same income level in the current year; or

(ii)	The prospective Investor is a natural person whose individual net worth (as defined below), or joint net worth with that person’s spouse, excluding the value of the primary residence, exceeds One Million Dollars ($1,000,000) at the time of purchase of the Common Stocks; or

(iii)	The prospective Investor is an organization described under Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust or a partnership, not formed for the specific purpose of acquiring the Common Stocks, with total assets in excess of Five Million Dollars ($5,000,000); or

(iv)	The prospective Investor is an entity in which each of the equity owners is an Accredited Investor (as defined in subparagraphs (i) and (ii) above); or

(v)	The prospective Investor is a trust with total assets in excess of Five Million Dollars ($5,000,000), not formed for the specific purpose of acquiring the Common Stocks, whose purchase is directed by a “sophisticated person” as defined in Rule 506(b)(2)(ii) of Regulation D under the Act; or is a revocable trust whose settlor-trustees are all Accredited Investors; or

(vi)	The prospective Investor is an employee benefit plan within the meaning of the U.S. Federal Employment Rights and Income Security Act, U.S.C. Title 29, Section 18, or ERISA, in which the investment decision is made by a plan fiduciary (as defined in Section 3(21) of ERISA) which is either a bank, savings-and-loan association, insurance company, or registered investment adviser; or the employee benefit plan has total assets in excess of Five Million Dollars ($5,000,000); or it is a self-directed plan in which investment decisions are made solely by persons who are Accredited Investors.

2

In the case of fiduciary accounts, the net worth and/or income suitability requirements must be satisfied by the beneficiary of the account, or by the fiduciary, if the fiduciary directly or indirectly provides funds for the purchase of the Common Stocks.

Representations with respect to the foregoing and certain other matters will be made by each prospective Investor in the Subscription Agreement. Prospective investors who are unable or unwilling to make the foregoing representations may not purchase the Common Stocks. The Company will rely on the accuracy of such representations and may require additional evidence that the prospective Investor satisfies the applicable standards at any time prior to acceptance. Prospective investors are not obligated to supply any information so requested by the Company, but the Company may reject a Subscription Agreement from any prospective Investor who fails to supply any information so requested.

The Investor Suitability Requirements stated above represent minimum suitability requirements, as established by the Company for prospective investors. However, satisfaction of such requirements will not necessarily mean that the Common Stocks are a suitable investment for the prospective Investor, or that the Company will accept the prospective Investor’s Subscription Agreement. Furthermore, the Company’s Chief Executive Officer, as appropriate, may modify such requirements, at its sole discretion from time to time, and any such modification may increase the suitability requirements for certain prospective Investor, except that the Company’s Chief Executive Officer may not relax the Minimum Offering amount.

Bad Actor Disqualification. Certain investors who would own Twenty Percent (20%) or more of the Common Stocks as a result of their subscriptions may be asked to execute and deliver a Bad Actor Addendum and Irrevocable Proxy as determined by the Company. Execution and delivery of a Bad Actor Addendum and Irrevocable Proxy shall be a condition to such investors’ subscriptions for Common Stocks.

THE SECURITIES MAY NOT BE A SUITABLE INVESTMENT FOR A QUALIFIED PLAN, AN IRA OR OTHER TAX-EXEMPT ENTITY. THEREFORE, THIS MEMORANDUM DOES NOT DISCUSS RISKS THAT MAY BE ASSOCIATED WITH AN INVESTMENT IN THE COMMON STOCK BY A QUALIFIED PLAN, AN IRA OR OTHER TAX-EXEMPT ENTITY.

Also, each investor must represent in writing that the investor meets, among other requirements, the following additional investment requirements:

THE INVESTOR UNDERSTANDS THAT THE TAX CONSEQUENCES OF AN INVESTMENT IN THE SECURITIES ARE COMPLEX AND VARY WITH THE FACTS AND CIRCUMSTANCES OF EACH INDIVIDUAL INVESTOR.

This Memorandum contains summaries of certain other documents, which summaries are believed to be accurate, but reference is hereby made to the full text of the actual documents for complete information concerning the rights and obligations of the parties thereto. Such information necessarily incorporates significant assumptions, as well as factual matters. All documents relating to this Offering and related documents and agreements, if readily available to the Company, will be made available to a prospective investor or its representatives upon request to the Company. During the course of this Offering and prior to sale, each prospective investor is invited to ask questions of and obtain additional information from the Company concerning the terms and conditions of this Offering, the Company, the Common Stocks and any other relevant matters, including, but not limited to, additional information necessary or desirable to verify the accuracy of the information set forth in this Memorandum. The Company will provide the information to the extent it possesses such information or can obtain it without unreasonable effort or expense. No person has been authorized by the Company to make any representations or warranties or to furnish any information with respect to or on behalf of the Company or the Common Stocks other than as set forth in this Memorandum.

IF THE INVESTOR DOES NOT MEET THE REQUIREMENTS DESCRIBED ABOVE, DO NOT READ FURTHER AND IMMEDIATELY RETURN THIS MEMORANDUM TO THE COMPANY. IN THE EVENT THE INVESTOR DO NOT MEET SUCH REQUIREMENTS, THIS MEMORANDUM DOES NOT CONSTITUTE AN OFFER TO SELL COMMON STOCK TO YOU.

3

Restrictions Imposed by the USA PATRIOT Act and Related Acts

The Common Stocks may not be offered, sold, transferred or delivered, directly or indirectly, to any “Unacceptable Investor.” “Unacceptable Investor” means any person or any subsidiary, affiliate, owner, shareholder, partner, member, indemnitor, guarantor or related person or entity which:

(a)	is a Sanctioned Person (as defined below);

(b)	has more than Fifteen (15%) of its assets in Sanctioned Countries (as defined below); or

(c)           derives more than Fifteen (15%) of its operating income from investments in, or transactions with Sanctioned Persons or Sanctioned Countries.

For purposes of the foregoing, a “Sanctioned Person” means:

(a)           a person named on the list of “specially designated nationals” or “blocked persons” maintained by the U.S. Office of Foreign Assets Control (“OFAC”) at http://www.treasury.gov/resource-center/sanctions/SDN- List/Pages/default.aspx, or as otherwise published from time to time, or

(b)            (i) an agency of the government of a Sanctioned Country, (ii) an organization controlled by a Sanctioned Country, or (iii) a person resident in a Sanctioned Country, to the extent subject to a sanctions program administered by OFAC.

A “Sanctioned Country” shall mean a country subject to a sanctions program identified on the list maintained by OFAC and available at http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx, or as otherwise published from time to time.

SUBSCRIPTION PROCEDURE AND CLOSINGS

Investors who would like to subscribe for the Common Stocks must carefully read this Memorandum, including all exhibits. Then, Investors must complete, execute, and deliver the Subscription Agreement, a form of which is attached hereto as Exhibit A, along with any additional documents necessary for closing as provided by the Company.

These documents should be emailed, mailed or delivered to the Company at the address set forth in the Common Stock Purchase Agreement.

The Company will review the signed Common Stock Purchase Agreement and attempt to verify the Investor’s investment qualification. The Company will have the right, in the Odyssy’s sole discretion, to accept or reject any prospective Investor’s subscription. The Company will notify each prospective Investor in writing whether its subscription has been accepted or rejected.

4

Offering

The Company is offering (the “Offering”) up to Three Million one Hundred Twenty-Five Thousand (3,125,000) Units which shall consist of One (1) Share of the Company’s Common Stock (the “Common Stocks” or each “Common Stock”) to be priced at a twenty percent (20%) discount to market priced on the close of trading on Tuesday, March 2, 2021. The price will reflect the highest price traded on that day. The Company has set a floor of Eighty Cents ($0.80) per share and a ceiling and the right to purchase One (1) share of Common Stock at a price of Two Dollars ($2.00). The right to purchase the Common Stock shall exist from the acceptance date of the individual subscription to the one year anniversary of the acceptance of the subscription.

This Offering is being made on a “No Minimum” basis, meaning no minimum amount of money must be raised for a closing to occur. Upon clearance of the funds on deposit and approval of the subscription by the Company, the Units consisting of One (1) Share of Common Stock of the Company and the right to purchase One (1) Share of Common Stock of the Company for a strike price of Two Dollars ($2.00) per share will be promptly distributed to the investors. There is no guarantee that the Issuer will raise all of the funds necessary to implement the business plan and your entire investment could be lost. All net proceeds from the sale of the Units being offered will accrue to the Company. The period of time in which the Issuer will accept subscriptions for up to Three Million one Hundred Twenty-Five Thousand (3,125,000) Units will begin on the date of this Confidential Private Placement Memorandum (the “Memorandum”) and will terminate on March 5, 2021, with a one (1) year option to extend at the sole discretion of the Company (the “Offering Period”).

Except for any rescission rights that may be provided under applicable law, subscriptions may not be canceled, terminated or revoked. The Issuer may accept subscriptions from persons affiliated with the Issuer’s officers and directors. The Issuer reserves the right to reject any subscription, in whole or in part, for any reason or for no reason. See “Plan of Distribution.”

Closings may take place until the Termination Date, as may be extended, or shortly thereafter to accommodate a brief period for document review and funding.

Offers and sales of Common Stocks will be made only to “Accredited Investors,” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act, in an offering intended to be exempt from registration pursuant to Rule 506 of Regulation D promulgated under the Securities Act. Each prospective investor will be required to submit a questionnaire that will be utilized and relied upon by the Issuer in evaluating and determining his/her/its suitability and qualification as an investor in this Offering, and to execute a subscription agreement which will govern the rights of investors in making an investment in the Issuer.

Subscription Procedure

Each prospective investor in the Securities will be provided with a subscription package, together with instructions, along with this Private Placement Memorandum (“Memorandum”). In order to subscribe for Units, a subscriber must deliver the following to the Issuer:

1.	A signed copy of the Common Stock Purchase Agreement in the form included in the subscription package as Exhibit A.

2.	A signed and completed copy of the Investor Questionnaire in the form included in the subscription package as Exhibit B.

3.	A completed Anti-Money laundering Information Form included in the subscription package as Exhibit D.

4.	Either (i) a wire transfer to the account listed on Exhibit C or (ii) a check payable to Odyssey Group International, Inc., in accordance with the instructions included in the subscription package as Exhibit A for the total purchase price of the Securities being subscribed for.

5

Upon delivery of the signed Subscription Agreement, the Investor Questionnaire, the Anti-Money laundering Information Form, and the required payment as indicated above, each subscriber will become bound by the terms of its Common Stock Purchase Agreement and will not be able to revoke its subscription.

The Issuer will furnish each investor whose subscription is accepted with copies of the fully executed Common Stock Purchase Agreement. The Units purchased pursuant to this Offering will be represented by book entry Shares in the stock register.

Suitability Standard for Investors

Investment in the Common Stock is suitable only for persons who can afford to make high risk, non-liquid investments. The Common Stock will not be readily transferable because of the absence of any established market for the Common Stock and because of the restrictions on transfer imposed by law. Accordingly, the investor must view the investment in the Common Stock as a long term, illiquid investment.

The investor must also satisfy the Company that the investor is purchasing Common Stocks for investment only and not with a view toward resale or distribution and that the investor is an “Accredited Investor” as such term is defined in Rule 501 of Regulation D of the Securities Act. The term Accredited Investor includes: (1) an individual who, either individually or jointly with his or her spouse, has a net worth (i.e., total assets in excess of total liabilities excluding the personal residence) of at least One Million Dollars ($1,000,000.00) or whose annual income exceeded Two Hundred Thousand Dollars ($200,000.00) in each of the last Two (2) years, or whose joint income with his or her spouse was in excess of Three Hundred Thousand Dollars ($300,000.00) in each of those years, and who has a reasonable expectation of reaching the same income level in the current year; or (2) certain institutional investors; or (3) a corporation, business, trust or partnership or trust whose investment in the Issuer is directed by a sophisticated person, in each case, not formed for the specific purpose of acquiring the Company’s Common Stocks and with total assets in excess of Five Million Dollars ($5,000,000.00); or (4) any entity in which all of the equity owners are in their own right Accredited Investors. The investor must also demonstrate: (1) that the investor, by virtue of the investor’s knowledge and experience in financial and business matters, are capable of evaluating the merits and risks of investing in the Issuer; (2) that the investor have the capacity to protect your own Common Stocks in connection with this Offering; and (3) that the investor is able to bear the risk of the Investor’s investment in the Issuer.

In addition to the foregoing suitability standards, the investor will be required to represent that the investor have funds adequate to meet your personal needs and contingencies, that the investor have no need for liquidity of the Investor’s investment in the Issuer, that the purchase of the Common Stocks is for investment only and not with a view toward sale or distribution thereof, and that no Common Stocks are being acquired on behalf of a person who could not meet the standards for investment.

Plan of Distribution

The Issuer intends to offer the Units each consisting of One (1) share of Common Stock to be priced at a twenty percent (20%) discount to market priced on the close of trading on Tuesday, March 2, 2021. The price will reflect the highest price traded on that day. The Company has set a floor of Eighty Cents ($0.80) per share and a ceiling and and the right to purchase One (1) Share of Common Stock at a purchase price of Two Dollars ($2.00) per share as described in this Memorandum through its officers who are not being paid any commission for doing so.

The Common Stocks are being offered with a minimum investment of Twenty-Five Thousand Dollars ($25,000.00) offered in the Memorandum by Odyssey Group International, Inc. However, at its sole discretion, the Issuer may accept subscriptions for lesser amounts. Further, the Issuer may, in its sole discretion, reject any subscription offer, in whole or in part, for any reason or no reason.

The Common Stocks to be sold pursuant to this Offering will not be registered and hence, will be deemed to be “restricted securities” for purposes of the Securities laws. The Company has no plan to register the Common Stocks, and the Issuer is under no obligation to do so. See “Description of Securities”.

6

OFFERING SUMMARY

Prospective investors should read the following summary together with the more detailed information concerning the Issuer and the Securities being sold in this Offering. Because this is only a summary, prospective investors should read the rest of this Memorandum before investing, especially the “Risk Factors”.

Issuer:	Odyssey Group International, Inc., a Nevada Corporation.

Offering:	The Issuer is offering a maximum of Three Million one Hundred Twenty-Five Thousand (3,125,000) Units. Each Unit entitles the Investor to One (1) Share of Common Stock and the right to Purchase a Share of Common Stock at a purchase price of Two Dollars ($2.00) per share for a period of One (1) year after the date of the closing of the transaction issuing the warrant.

Offering Price:	The Company will price the offering at a twenty percent (20%) discount to market priced on the close of trading on Tuesday, March 2, 2021. The price will reflect the highest price traded on that day. The Company has set a floor of Eighty Cents ($0.80) per share and a ceiling of One Dollar ($1.00) price per share of restricted common stock (“Shares”).

Minimum Investment:	The minimum investment for an investor is Twenty-Five Thousand Dollars ($25,000.00) of Odyssey Group International, Inc. The Issuer may waive such minimum investment in its sole discretion.

Maximum Investment:	The maximum investment for an investor is Two Million Five Hundred Thousand Dollars ($2,500,000) or Three Million one Hundred Twenty-Five Thousand (3,125,000) Shares of Common Stock of Odyssey Group International, Inc.

Use of Proceeds:	The Proceeds of this Offering will be used for general corporate purposes as more fully described under “Use of Proceeds.”

Costs of Offering:	The Issuer will pay all of its costs and expenses of the Offering, including attorneys’ fees and fees of its consultants engaged to advise the Issuer in connection with the Offering, costs of complying with federal and state securities laws and regulations, commissions, and other miscellaneous expenses.

Private Placement:	The Securities offered hereby have not been registered under the Securities Act or the Securities laws of any state and are being offered and sold in reliance on exemptions of the Securities Act and such state laws. These Securities may not be transferred or sold except as permitted under the Securities Act and such state laws pursuant to a registration thereunder or an exemption therefrom. The Common Stocks will be offered and sold solely to “Accredited Investors” (as that term is defined in Rule 501(a) of Regulation D under the Securities Act).

Subscription Documents:	To subscribe, a qualified subscriber must complete, execute and return to the Issuer, the Common Stock Purchase Agreement and Investor Questionnaire (the “Subscription Agreements”) which contain representations, covenants, warranties and undertakings, all of which should be carefully considered by the subscriber before execution. A qualified subscriber should also either deliver a cashier’s check payable to the Issuer or send a wire transfer to the escrow account established for this transaction in an amount equal to the purchase price for the Units subscribed. See “Subscription Procedure and Closing.”

Acceptance or Rejection of Subscriptions:	Subscription Agreements are not binding until accepted by the Issuer. If the Issuer rejects all or a portion of any subscription, the Issuer will return to the prospective subscriber all, or the appropriate portion, of the amount submitted with such prospective subscriber’s subscription, without interest or deduction.

7

Offering Termination Date:	The Company will offer the Units through the earliest of (a) the date the Company raises the Maximum Offering Amount; (b) will terminate will terminate on March 5, 2021, with a one (1) year option to extend at the sole discretion of the Company or (c) such earlier date as determined by the Company’s Chief Executive Officer in its sole discretion.

Common Stock Outstanding	90,570,202 Shares (as of October 31, 2020).

Use Of Proceeds

Any proceeds received receive are expected to be used for general corporate purposes, capital expenditures, working capital and general and administrative expenses. As the remainder of the proceeds are intended to be used for working capital, research and development and operational expenses, some of such proceeds may be used from time to time to pay officer and director compensation

Risk Factors	Investing In Our Securities Involves A High Degree Of Risk. See “Risk Factors” Beginning On Page 12 And The Other Information Included In This Prospectus For A Discussion Of Factors You Should Carefully Consider Before Deciding To Invest In The Units.

Otcqb Trading Symbol	“ODYY”

THERE CAN BE NO GUARANTEE THAT THE MEMBERS WILL RECEIVE A RETURN OF ALL OR PART OF THEIR INITIAL CAPITAL CONTRIBUTION OR THAT THEY WILL RECEIVE A RETURN ON THEIR INVESTMENT.

8

FORWARD-LOOKING STATEMENTS

This Memorandum includes statements that are, or may be deemed to be, “forward-looking statements,” as defined in the Private Securities Reform Act of 1995. These forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “projects,” “expects,” “intends,” “may,” “will,” “seeks” or “should” or, in each case, their negative or other variations or comparable terminology, or in relation to discussions of strategy, plans, objectives, goals, future events or intentions. These forward-looking statements include matters that are not historical facts. They appear in a number of places throughout this Private Placement Memorandum and include statements regarding Issuer’s current intentions, beliefs or expectations concerning, among other things, the Issuer’s future plans for the Project, results of operations, financial condition, prospects, growth, strategies and the markets in which the Issuer intends to operate.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. Forward-looking statements are not an assurance of future performance. The Issuer’s actual results of operations and financial condition may differ materially from those suggested by the forward-looking statements contained in this document. In addition, even if the Issuer’s future results of operations and financial condition are consistent with the forward-looking statements contained in this document, those results or developments may not be indicative of results or developments in subsequent periods. The information in this Private Placement Memorandum, including, but not limited to, the information under “Risk Factors,” identifies important factors that could cause such differences (including, but not limited to, a change in overall economic conditions in the United States, a change in the Issuer’s financial condition, changes in tax law or the interpretation thereof, interest rate fluctuations and other market conditions, and the effect of new legislation or government directives).

Forward-looking statements include, but are not limited to, information concerning possible or assumed future results of the Issuer’s operations set forth under the section entitled “Business of the Issuer”. Such statements, estimates and projections reflect various assumptions by the Issuer concerning anticipated results and are subject to significant business, financing, economic and competitive uncertainties and contingencies, many of which are beyond the control of the Issuer and are based upon assumptions with respect to future business decisions that are subject to change. Accordingly, there can be no assurance that such statements, estimates and projections will be realized or that actual results will not vary considerably from those anticipated, expected or projected. The Issuer, its accountants, its legal advisers and its agents or affiliates do not make any representations as to the accuracy or completeness of such statements, estimates and projections, or that any forecasts will be achieved.

The Issuer is not obliged to, and does not intend to, update or revise any forward-looking statements made in this Private Placement Memorandum whether as a result of new information, future events or otherwise. All subsequent written forward-looking statements attributable to the Issuer, or persons acting on behalf of the Issuer, are expressly qualified in their entirety by the cautionary statements contained throughout this Private Placement Memorandum. As a result of these risks, prospective investors of the Common Stocks should not place undue reliance on these forward-looking statements. Neither the forward-looking statements nor the underlying assumptions have been verified or audited by any third party.

9

Presentation of Certain Other Information

Market data and certain industry forecasts used throughout this Memorandum have been obtained from market research, publicly available information, industry publications and officially prepared materials from government agencies.

Industry publications generally state that the information that they contain has been obtained from sources believed to be reliable but that the accuracy and completeness of that information is not guaranteed. Similarly, internal surveys, industry forecasts and market research, while believed to be reliable, have not been independently verified, and the Issuer makes no representation as to the accuracy of that information.

Certain monetary amounts in this Private Placement Memorandum have been subject to rounding adjustments; accordingly, figures shown as totals in certain tables may not be an arithmetic aggregation of the figures, which precede them.

Independent Evaluation

This Memorandum does not purport to be all-inclusive or to contain all of the information that a prospective investor may desire in evaluating an investment in the Common Stocks. Prior to the consummation of the offer and sale of any of the Securities described herein, the Issuer will afford prospective investors an opportunity to ask questions of and receive answers from the Issuer concerning the terms and conditions of the Securities described herein, the Issuer, or other relevant matters and to obtain additional information to the extent the Issuer possesses such information or can acquire it without unreasonable effort or expense. Any such questions should be directed to Odyssey Group International, Inc., 2372 Morse Ave. Irvine, California 92614.

No person or entity has been authorized to give any information or to make representations about the Issuer or the Offering and, if given or made, any such information or representation by any other person or entity must not be relied upon as having been authorized by the Issuer. Each prospective investor must conduct and rely on his own evaluation of the Issuer and the terms of the Offering (including the merits and risks involved) in making an investment decision with respect to the Shares described herein. Investment in the Common Stocks involves a high degree of risk and is suitable only for investors capable of sustaining a loss of their entire investment. See “Risk Factors.”

10

RISK FACTORS

An investment in the Units is highly speculative and involves a high degree of risk. Before making an investment decision, you should carefully consider the risks described under “Risk Factors” in the applicable prospectus supplement and the risks described in our most recent Annual Report on Form 10-K for the year ended July 31, 2020, as amended from time to time, which is incorporated herein by reference, or any updates in our Quarterly Reports on Form 10-Q, together with all of the other information appearing in or incorporated by reference into this prospectus and any applicable prospectus supplement, in light of your particular investment objectives and financial circumstances. Our business, financial condition or results of operations could be materially adversely affected by any of these risks. The trading price of our Securities could decline due to any of these risks, and you may lose all or part of your investment.

11

THE OFFERING

The Company is offering (the “Offering”) up to Three Million one Hundred Twenty-Five Thousand (3,125,000) Units each of which entitles the Investor to receive One (1) Share of Common Stock to be priced at a twenty percent (20%) discount to market priced on the close of trading on Tuesday, March 2, 2021. The price will reflect the highest price traded on that day. The Company has set a floor of Eighty Cents ($0.80) per share and a ceiling and the right to purchase One (1) Share of Common Stock at a purchase price per share of Two Dollars ($2.00). This right to purchase One (1) Share of Common Stock at a purchase price per share of Two Dollars ($2.00) terminates on the One (1) year anniversary of the closing of the Investors Units.

This Offering is being made on a “No Minimum” basis, meaning no minimum amount of money must be raised for a closing to occur. Upon clearance of the funds on deposit and approval of the subscription by the Company, the Shares will be promptly distributed to the investors. There is no guarantee that the Issuer will raise all of the funds necessary to implement the business plan and your entire investment could be lost. All net proceeds from the sale of the Common Stocks being offered will accrue to the Company. The period of time in which the Issuer will accept subscriptions for up to Three Million one Hundred Twenty-Five Thousand (3,125,000) Shares of Common Stocks will begin on the date of this Confidential Private Placement Memorandum (the “Memorandum”) and will terminate will terminate on March 15, 2021, with a one (1) year option to extend at the sole discretion of the Company or (c) such earlier date as determined by the Company’s Chief Executive Officer in its sole discretion. (the “Offering Period”).

Except for any rescission rights that may be provided under applicable law, subscriptions may not be canceled, terminated or revoked. The Issuer may accept subscriptions from persons affiliated with the Issuer’s officers and directors. The Issuer reserves the right to reject any subscription, in whole or in part, for any reason or for no reason. See “Plan of Distribution.”

Closings may take place until the Termination Date, as may be extended, or shortly thereafter to accommodate a brief period for document review and funding.

Offers and sales of Common Stocks will be made only to “Accredited Investors,” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act, in an offering intended to be exempt from registration pursuant to Rule 506 of Regulation D promulgated under the Securities Act. Each prospective investor will be required to submit a questionnaire that will be utilized and relied upon by the Issuer in evaluating and determining his/her/its suitability and qualification as an investor in this Offering, and to execute a subscription agreement which will govern the rights of investors in making an investment in the Issuer.

USE OF PROCEEDS

If all Three Million one Hundred Twenty-Five Thousand (3,125,000) Units are sold, the net proceeds to be received by the Issuer from the sale of the Common Stocks is estimated to be Two Million Five Hundred Thousand Dollars ($2,500,000). The Use of Proceeds will be used for general corporate purposes. Odyssey intends to use the net proceeds from the sale of the Securities covered by this prospectus for general corporate purposes, which may include, but is not limited to, working capital, capital expenditures, research and development expenditures and acquisitions of new technologies or businesses. The precise amount, use and timing of the application of such proceeds will depend upon our funding requirements and the availability and cost of other capital.

BUSINESS OF THE ISSUER

Odyssey was formed as a publicly held holding company with an emphasis on the development and acquisition of medical products and health related technologies. We are focused on building and acquiring assets in areas that have an identified technological advantage and a substantial market opportunity within significant target markets across the globe. Before making an investment decision, you should carefully consider the business of the Company as described in our most recent Annual Report on Form 10-K for the year ended July 31, 2020, as amended from time to time, which is incorporated herein by reference, or any updates in our Quarterly Reports on Form 10-Q, together with all of the other information appearing in or incorporated by reference into this prospectus and any applicable prospectus supplement, in light of your particular investment objectives and financial circumstances.

12

Corporate Information

Odyssey was formed as a Nevada corporation on March 19, 2014. Our principal executive offices are located at 2372 Morse Ave., Irvine, California 92614. The registration statement effectuating our initial public offering became effective in July 2015.

Currently our shares of Common Stock are quoted on the Over the Counter Venture (OTCQB) exchange and there is currently very little public market for our Common Stock.

Subscription Procedures

Investors desiring to purchase Common Stocks must carefully read this Memorandum (including the exhibits hereto). Then, prospective investors must follow the instructions set forth in “HOW TO SUBSCRIBE” in this Memorandum.

Qualifications of Investors

The Common Stocks may be purchased only by investors who satisfy certain suitability requirements. See “WHO MAY INVEST.”

Acceptance of Subscriptions

The Company has the right, to be exercised in its sole discretion, to accept or reject any subscription in whole or in part for a period of fifteen (15) days after receipt of the subscription. Any subscription not accepted within fifteen (15) days of receipt shall be deemed rejected.

Limitation of Offering

The offer and sale of the Common Stocks offered hereby are made in reliance upon exemptions from the Securities Act and state securities laws. Accordingly, distribution of this Memorandum has been strictly limited to persons satisfying the Investor Suitability Requirements described herein, and this Memorandum does not constitute an offer to sell or a solicitation of an offer to buy with respect to any person not satisfying those qualifications.

MANAGEMENT

Executive Officers and Directors

Before making an investment decision, you should carefully consider the Management of the Company and specifically, the Executive Officers and Directrors of the Company as described in our most recent Annual Report on Form 10-K for the year ended July 31, 2020, as amended from time to time, which is incorporated herein by reference, or any updates in our Quarterly Reports on Form 10-Q, together with all of the other information appearing in or incorporated by reference into this prospectus and any applicable prospectus supplement.

Code of Ethics

We have adopted a Code of Ethics that applies to our directors, officers and all employees. It may be obtained free of charge by writing to Odyssey Group International, Inc., Attn: Chief Executive Officer, 2372 Morse Ave, Irvine, CA 92614.

13

Board of Directors

Our board of directors currently consists of five (5) members, three (3) of which are independent directors. Our bylaws permit up to twelve (12) members of the board of directors.

Director Independence

Under the rules of the national securities exchanges, a majority of a listed company’s board of directors must be comprised of independent directors, and each member of a listed company’s audit, compensation, and nominating and corporate governance committees must be independent as well. Under the same rules, a director will only qualify as an “independent director” if that company’s board of directors affirmatively determines that such director has no material relationship with that company, either directly or as a partner, shareholder or officer of an organization that has a relationship with that company.

Our board of directors currently consists of five members. Messrs. Casey, Conroy and Gandolfo are independent directors.

In addition, the members of our audit committee must satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or Rule 10A-3. In order to be considered to be independent for purposes of Rule 10A-3, no member of the audit committee may, other than in his capacity as a member of the audit committee, the board of directors or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the company or any of its subsidiaries or (2) be an affiliated person of the company or any of its subsidiaries.

Committees of our Board of Directors

On October 17, 2019, the board of directors of the Company established audit, compensation and nominating and corporate governance, committees.

Audit Committee. We established an audit committee, which consists of three independent directors. The audit committee's duties are to recommend to the Company's board of directors, the engagement of independent auditors to audit our financial statements and to review its accounting and auditing principles. The audit committee reviews the scope, timing and fees for the annual audit and the results of audit examinations performed by the internal auditors and independent public accountants, including their recommendations to improve the system of accounting and internal controls. The audit committee is composed exclusively of directors who are, in the opinion of our board of directors, free from any relationship which would interfere with the exercise of independent judgment as a committee member and who possess an understanding of financial statements and generally accepted accounting principles.

Compensation Committee. We established a compensation committee, which consists of three independent directors. The compensation committee responsible for determining executive and director compensation. In considering and determining executive and director compensation, our compensation committee will be responsible for reviewing compensation that is paid by other similar public companies to its officers and will take that into consideration in determining the compensation to be paid to the Company’s officers. The compensation committee determines and approves any non-cash compensation to any employee. We have not and do not intend to engage consultants in determining or recommending the compensation to our officers or employees.

Corporate Governance and Nominating Committee. We established a corporate governance and nominating committee, which consists of three independent directors. The nominating committee is a committee of the Company established to support the board of directors in fulfilling its fiduciary duties to appoint the best-qualified candidates for the board of directors, board president-elect and CEO positions.

14

Limitation of Liability and Indemnification Matters

Our articles of incorporation contain provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by Nevada law.

Our articles of incorporation and bylaws authorize our company to provide indemnification to our directors and officers and persons who are or were serving at our request as a director, officer, manager or trustee of another corporation or of a partnership, limited-liability company, joint venture, trust or other enterprise to the fullest extent permitted by Nevada law. Our articles of incorporation and bylaws also authorize our company, by action of our board of directors, to provide indemnification to employees and agents of our company and persons who are serving or did serve at our request as an employee or agent of another corporation or of a partnership, limited-liability company, joint venture, trust or other enterprise with the same scope and effect as provided to our directors and officers as described above.

No pending litigation or proceeding involving a director, officer, employee or other agent of our company currently exists as to which indemnification is being sought. We are not aware of any threatened litigation that may result in claims for indemnification by any director, officer, employee or other agent of our company.

We anticipate obtaining director and officer liability insurance with respect to possible director and officer liabilities arising out of certain matters, including matters arising under the Securities Act.

506(e) Disclosure

On July 10, 2013, the SEC adopted bad actor disqualification provisions for Rule 506 of Regulation D under the Act, to implement Section 926 of the Dodd-Frank Wall Street Reform and Consumer Protection Act. The disqualification and related disclosure provisions appear as paragraphs (d) and (e) of Rule 506 of Regulation D. Under Rule 506(e), for disqualifying events that occurred before September 23, 2013, issuers may still rely on a Rule 506, but will have to comply with the disclosure provisions of Rule 506(e). Disqualification will not arise as a result of disqualifying events that occurred before September 23, 2013, the effective date of the rule amendments. Matters that existed before the effective date of the rule and would otherwise be disqualifying are, however, required to be disclosed in writing to investors. Issuers must furnish this written description to investors a reasonable time before the Rule 506 sale.

As of the date of this Memorandum, neither the Company nor the Company’s Chief Executive Officer, nor the Director, nor any director, executive officer or other officer of the Company participating in any offering of Securities of a private placement program sponsored by the Company is subject to any of the “Bad Actor” disqualifications described in Rule 506(d) and (e) under the Act.

SUMMARY OF COMMON STOCK PURCHASE AGREEMENT

Each Member will be required to execute a Common Stock Purchase Agreement, in the form attached hereto as Exhibit A. The investor should review the entire Subscription Agreement before submitting an offer to purchase Common Stocks. The following is merely a summary of some of the significant provisions of the Subscription Agreement and is qualified in its entirety by reference thereto.

Submission of Offer to Purchase

A summary of the escrow arrangements and the process for subscribing to purchase Common Stocks is set forth in the Common Stock Purchase Agreement”. The investor should read that Agreement in its entirety.

Termination of the Common Stock Purchase Agreement

The Common Stock Purchase Agreement may be terminated if the conditions to the closing are not satisfied as set forth in the Common Stock Purchase Agreement. If a Subscription Agreement is terminated, the Member will have no right to acquire any Common Stocks and will have no claims against the Company for expenses, lost profits or otherwise.

15

ADDITIONAL INFORMATION

The financial projections and assertions of market valuations included herein or incorporated by reference are based on the Odyessy’s current beliefs regarding the expected costs and results of operations for the forecast period presented. Such financial projections and market valuations have been prepared by the Company’s Chief Executive Officer based on assumptions as to revenues, expenses, cash flow and related matters, and were prepared without any independent audit verification. They are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, costs, levels of activity, performance or achievements to be materially different from any future results, levels of activity, costs, performance or achievements expressed or implied by such forward-looking statements. If the Company’s underlying assumptions turn out to be incorrect, or if certain risks or uncertainties materialize, actual results could vary materially from the exceptions and projections expressed or implied by the forward-looking statements.

The Chief Executive Officer will answer inquiries from subscribers concerning the Company, its assets, investment objectives and strategies, and other matters relating to the offer and sale of the Common Stocks. Also, the Company’s Chief Executive Officer will afford prospective investors the opportunity to obtain any additional information to the extent the Company’s Chief Executive Officer possesses such information or can acquire such information without unreasonable effort or expense that is necessary to verify the information in this Memorandum and supplements to follow.

WHERE YOU CAN FIND MORE INFORMATION

We have filed with the SEC a registration statement on Form S-1 (including exhibits, schedules, and amendments) under the Securities Act with respect to the shares of Common Stock offered by this prospectus. This prospectus does not contain all the information set forth in the registration statement. For further information about us and the shares of common offered by this prospectus, you should refer to the registration statement. Statements contained in this prospectus relating to the contents of any contract, agreement or other document are not necessarily complete and are qualified in all respects by the complete text of the applicable contract, agreement or other document, a copy of which has been filed as an exhibit to the registration statement. Whenever this prospectus refers to any contract, agreement, or other document, you should refer to the exhibits that are a part of the registration statement for a copy of the contract, agreement, or document.

We are subject to the reporting and information requirements of the Exchange Act and, as a result, file, or will file, periodic reports, proxy statements and other information with the SEC. These periodic reports and other information are available for inspection and copying at the SEC’s public reference room and the website of the SEC, in each case, referred to below. We also maintain a website at http://www.odysseygi.com/ and make available free of charge through this website our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Sections 13(a) and 15(d) of the Exchange Act. We make these reports available through our website as soon as reasonably practicable after we electronically file such reports with, or furnish such reports to, the SEC. The information contained on, or that can be accessed through, our website is not a part of this prospectus. The reference to our web address does not constitute incorporation by reference of the information contained in, or that can be accessed through, our website.

You may read and copy this information at the SEC’s Public Reference Room at 100 F Street, N.E., Washington D.C. 20549, on official business days during the hours of 10:00 am to 3:00 pm. You may obtain information regarding the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a website (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC.

DISCLOSURE OF COMMISSION POSITION ON INDEMNIFICATION FOR
SECURITIES LIABILITIES

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers, and persons controlling us pursuant to the provisions described in Item 14 of the registration statement of which this prospectus is a part or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than our payment of expenses incurred or paid by our directors, officers, or controlling persons in the successful defense of any action, suit, or proceeding) is asserted by our directors, officers, or controlling persons in connection with the Common Stock being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of the issue.

16

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

The SEC permits us to “incorporate by reference” the information contained in documents we file with the SEC, which means that we can disclose important information to you by referring you to those documents rather than by including them in this prospectus. Information that is incorporated by reference is considered to be part of this prospectus and you should read it with the same care that you read this prospectus. Information that we file later with the SEC will automatically update and supersede the information that is either contained, or incorporated by reference, in this prospectus, and will be considered to be a part of this prospectus from the date those documents are filed.

We incorporate by reference the documents listed below, all filings filed by us pursuant to the Exchange Act after the date of the registration statement of which this prospectus supplement forms a part, and any future filings we make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the time that all Securities covered by this prospectus supplement have been sold; provided, however, that we are not incorporating any documents or information deemed to have been furnished and not filed in accordance with SEC rules:

•	our Annual Report on Form 10-K for the fiscal year ended July 31, 2020, filed with the SEC on November 16, 2020;

•	our Quarterly Report on Form 10-Q for the quarter ended October 31, 2019, filed with the SEC on December 11, 2020;

•	our Current Reports on Form 8-K filed on August 4, 2020, August 6, 2020, August 14, 2020, August 17, 2020, August 19, 2020, October 15, 2020, October 27, 2020, November 19, 2020, December 15, 2020, January 8, 2021, January 11, 2021, January 26, 2021, and January 28, 2021;

•	the description of our common stock contained in our Registration Statement on Form S-1, filed on November 23, 2020, including any amendments thereto or reports filed for the purposes of updating this description.

•	the description of our common stock contained in our Registration Statement on Form 8-A12G, filed on August 14, 2020, including any amendments thereto or reports filed for the purposes of updating this description.

In addition, all documents subsequently filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act before the date our offering is terminated or completed are deemed to be incorporated by reference into, and to be a part of, this prospectus.

Any statement contained in this prospectus or in a document incorporated or deemed to be incorporated by reference into this prospectus will be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained in this prospectus or any other subsequently filed document that is deemed to be incorporated by reference into this prospectus modifies or supersedes the statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this prospectus.

We will provide to each person, including any beneficial holder, to whom a prospectus is delivered, at no cost, upon written or oral request, a copy of any or all of the information that has been incorporated by reference in the prospectus but not delivered with the prospectus. You should direct any requests for copies to us at Attention: Secretary, 2372 Morse Ave., Irvine, California 92614 or you may call us at (619) 832-2900. Exhibits to the filings will not be sent, however, unless those exhibits have specifically been incorporated by reference into this prospectus.

You should rely only on information contained in, or incorporated by reference into, this prospectus. We have not authorized anyone to provide you with information different from that contained in this prospectus, or incorporated by reference in this prospectus and in any free writing prospectus that we have authorized for use in connection with this Offering. We are not making offers to sell the Securities in any jurisdiction in which such an offer or solicitation is not authorized or in which the person making such offer or solicitation is not qualified to do so or to anyone to whom it is unlawful to make such offer or solicitation.

17

DESCRIPTION OF SECURITIES

The Company is offering (the “Offering”) up to Three Million one Hundred Twenty-Five Thousand (3,125,000) Units entitling the Investor to One (1) Share of the Company’s Common Stock to be priced at a twenty percent (20%) discount to market priced on the close of trading on Tuesday, March 2, 2021. The price will reflect the highest price traded on that day. The Company has set a floor of Eighty Cents ($0.80) per share and a ceiling and their right to purchase One (1) Share of the Company’s Common Stock at a price of Two Dollars ($2.00) per share. The right to purchase One (1) Share of the Company’s Common Stock at a price of Two Dollars ($2.00) per share terminates One (1) year after the closing and acceptance of the Investors Common Stock Purchase Agreement.

No Involvement in Management

Holders of Common Stocks will have no involvement in the management of the Issuer which will be managed entirely by the Company’s management team.

Distribution Policy

The Issuer has never paid any cash distributions on its Common Stocks and does not anticipate or contemplate doing so in the foreseeable future. The Issuer intends to utilize all of its available funds to develop its business. No assurances can be given that there will ever be excess funds available to pay cash distributions.

Trading Market

The Common Stocks purchasable under this Offering are restricted and can be sold only pursuant to an effective registration statement that includes the Common Stocks or pursuant to an exemption from registration under the Securities Act and any applicable state securities laws. As a result, the Common Stocks are illiquid and should only be purchased by persons who can afford to hold an investment in the Common Stocks for an indefinite period of time. The Company is under no obligation to register the Common Stocks under the Securities Act or any state securities laws, or to comply with any exemption available for the resale of Common Stocks without registration.

The Securities purchased will have a legend similar to the following:

“The Securities evidenced by this certificate have not been registered under the United States Securities Act of 1933, as amended, and may not be sold, transferred, assigned or hypothecated unless there is an effective registration statement under such Act covering such Securities, or the Issuer receives an opinion of counsel for the holder of these Securities reasonably satisfactory to the Issuer, stating that such sale, transfer, assignment or hypothecation is exempt from the registration and prospectus delivery requirements of such Act. Hedging transactions including the Common Stock of the Company may not be conducted except in compliance with such Act.”

Indemnification of Chief Executive Officers and Officers

Pursuant to Nevada Laws and our Corporation Operating Agreement, the Company’s Chief Executive Officers and Officers of the Issuer will be indemnified to the maximum extent allowed by law. Any repeal or modification of these provisions approved by the Issuer’s Board of Directors will be prospective only, and will not adversely affect any limitation on the liability of a director or officer of the Issuer existing as of the time of such repeal or modification. The Issuer may purchase insurance to fund its indemnification obligations.

EACH PROSPECTIVE INVESTOR SHOULD CONSULT HIS, HER OR THE INVESTOR’S OWN TAX ADVISER CONCERNING THE IMPACT THAT HIS, HER OR ITS PARTICIPATION IN THE ISSUER MAY HAVE ON HIS, HER OR ITS FEDERAL INCOME TAX LIABILITY AND THE APPLICATION OF STATE AND LOCAL INCOME AND OTHER TAX LAWS TO HIS, HER OR ITS PARTICIPATION IN THIS OFFERING

18

ADDENDUM NO. 1 TO

Odyssey Group International Inc.

CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM

March 5, 2021 March 10, 2021

A-1

Addendum No. 1 to

Odyssey Group International Inc.

Private Placement Memorandum dated February 23, 2021

The Company amends its Private Placement Memorandum to include the following language and clarification.

In the Private Placement Memorandum, the Company (“Odyssey,” the “Issuer,” the “Company,”), offered on a “No Minimum” basis up to Three Million One Hundred Twenty-Five Thousand (3,125,000) Units consisting of an equal number of Shares of the Company’s Common Stock per Unit at a purchase price per share of Common Stock to be priced at a twenty percent (20%) discount to market priced on the close of trading on Tuesday, March 2, 2021. The price will reflect the highest price traded on that day. The Company has set a floor of Eighty Cents ($0.80) per share and a ceiling of One Dollar ($1.00) price per share of restricted common stock and warrants to purchase up to an equal number of Shares of the Company’s Common Stock per Unit shares of Common Stock at a per share purchase price of Two Dollars ($2.00) per share. The warrants have a term of One (1) year.

Today, Tuesday, March 2, 2021, the Company’s stock traded at an intra-day high of One Dollar Forty Cents ($1.40) per share. A twenty percent (20%) discount to highest traded price on on Tuesday, March 2, 2021 would be One Dollar Twelve Cents ($1.12) per share. The Company has set a ceiling of One Dollar ($1.00) price per Unit. The Private Placement Memorandum is amended to reflect a price of One Dollar ($1.00) price per Unit each Unit consisting of a share of restricted common stock and a warrant to purchase up to an equal number of Shares of the Company’s Common Stock per Unit shares of Common Stock at a per share purchase price of Two Dollars ($2.00) per share. The warrants have a term of One (1) year.

A-2

EXHIBIT “A”

STOCK SUBSCRIPTION AGREEMENT FORM

A-3

SUBSCRIPTION DOCUMENTS FOR

ODYSSEY GROUP INTERNATIONAL, INC. COMMON STOCK

CONFIDENTIAL

A-4

DIRECTIONS FOR THE COMPLETION OF THE SUBSCRIPTION DOCUMENTS

The Units of Odyssey Group International, Inc. (the “Company”) is being offered to qualified investors pursuant to the Confidential Private Placement Memorandum of the Company.

The Common Stocks have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), the Securities laws of any state or the Securities laws of any other jurisdiction, nor is such registration contemplated. The Common Stocks will be offered and sold under the exemption provided by Section 4(a)(2) of the 1933 Act, and other exemptions of similar import in the laws of the states and other jurisdictions where the Offering will be made. The Company has elected to be treated as a business development company under the Investment Company Act of 1940, as amended.

The distribution of this Subscription Agreement and the offer and sale of the Common Stocks in certain jurisdictions may be restricted by law. This Subscription Agreement does not constitute an offer to sell or the solicitation of an offer to buy any Common Stocks in any state or other jurisdiction where, or to or from any person to or from whom, such offer or solicitation is unlawful or not authorized. The Common Stocks are offered subject to the right of the Company to reject any subscription in whole or in part.

Prospective investors must complete the Common Stock Purchase Agreement (the “Subscription Agreement”), the Investor Suitability Questionnaire (the “Investor Suitability Questionnaire”) and any necessary attachments (the Subscription Agreement, the Investor Suitability Questionnaire and all such attachments collectively, the “Subscription Documents”) contained in this package in the manner described below. Capitalized terms not defined herein are used as defined in the Confidential Private Placement Memorandum of Odyssey Group International, Inc., a Nevada Corporation (as amended from time to time). For purposes of these Subscription Documents, the “Investor” is the person or entity for whose account the Common Stocks are being purchased and that can satisfy the representations and warranties set forth in the Subscription Documents. Another person or entity with investment authority may execute the Subscription Documents on behalf of Investor, but should indicate the capacity in which it is doing so and the name of the Investor.

1.	Common Stock Purchase Agreement:

(a)	Each Investor should fill in the amount of the subscription payment (as defined in the Subscription Agreement), date, print the name of the Investor and sign (and print name, capacity and title of signatory, if applicable) on page 16.

2.	Investor Suitability Questionnaire:

(a)	In Section A, each Investor should fill in its name, type of entity, address, tax identification or social security number, contact person(s), telephone and facsimile numbers, email address, and the other requested information.

(b)	Each Investor should check the box or boxes in Section B which are next to the category or categories under which the Investor qualifies as an “Accredited Investor”.

(c)	Each Investor that is an individual should respond to the questions in Section C.

(d)	Each Investor that is an entity should provide the information and respond to the questions in Section D.

(e)	Each Investor should respond to the questions in Section E.

A-5

(f)	Each Investor should respond to the questions in Section F.

(g)	Print the name of the Investor and sign (and print name, capacity and title of signatory, if applicable) on page 1 of the Investor Suitability Questionnaire.

3.	Customer Identification Program — Documentation Requirements (if the documentation may have previously been submitted, please contact the Company to confirm.)

(a)	Formation:

Organized entities, including corporations, partnerships, limited-liability companies, and trusts: provide a certificate of formation and formation agreement.

(b)	Identification:

Investors who are natural persons: provide a current (i.e., non-expired) copy of a government issued photo identification.

Corporations, partnerships, limited-liability companies, and trusts: provide a current (i.e., non- expired) copy of a government issued photo identification of natural persons who ultimately, directly or indirectly, benefit from 10% or more of the proceeds of the entity or hold 10% or more of the control rights.

Upon review of the above documents, the Company may require additional documentation in order to satisfy its requirements for Know Your Customer and its compliance obligations under Anti-Money Laundering laws and regulations.

4.	Tax Forms:

Each U.S. investor is required to fill in and sign and date Form W-9 (see page 17) and each non-U.S. investor is required to fill in and date the relevant Form(s) W-8 (W-8BEN, W-8BEN-E, W-8IMY, W-8ECI or W-8EXP), as applicable, in accordance with the instructions to such Form, and in the event that any applicable reduction or exemption from U.S. federal withholding tax is claimed, is required to provide all applicable attachments or addendums as required to claim such exemption or reduction.

5.	Evidence of Authorization:

Each Investor must provide valid evidence of authorization, such as a list of authorized agents, and a current copy of a government issued photo identification for the individual(s) authorized to sign the Subscription Documents.

(a)	For Corporations:

Generally, Investors that are corporations must submit certified corporate resolutions authorizing the subscription and identifying the corporate officer empowered to sign the Subscription Documents.

(b)	For Partnerships:

Partnerships must submit a certified copy of the partnership certificate (in the case of limited partnerships) or partnership agreement identifying the general partners.

A-6

(c)	For Limited-Liability Companies:

Limited-liability companies must submit a certified copy of the limited liability operating agreement or certificate of formation identifying the manager or managing member, as applicable, empowered to sign the Subscription Documents.

(d)	For Trusts:

Trusts must submit a copy of the trust agreement.

(e)	For Employee Benefit Plans:

Employee benefit plans must submit a certificate of an appropriate officer certifying that the subscription has been authorized and identifying the individual empowered to sign the Subscription Documents.

6.	Delivery of Subscription Documents:

One digitally signed Portable Document Format (PDF) sent via electronic mail or two original completed and executed copies of the Subscription Agreement and the Investor Suitability Questionnaire, together with the Form W-9 or W-8, (W-8BEN, W-8BEN-E, W-8IMY, W-8ECI or W- 8EXP), as applicable, and any required evidence of authorization, should be delivered to the Company at the address set forth below.

Inquiries regarding subscription procedures (including if the Investor Suitability Questionnaire indicates that any Investor’s response to a question requires further information) should be directed to the Issuer. If the Investor’s subscription is accepted (in whole or in part) by the Company, a countersigned copy of this Subscription Agreement and other documents and instruments necessary to reflect the Investor’s status as an investor in the Company, including any documents and instruments to be delivered pursuant to this Subscription Agreement, will be delivered to the Investor promptly after the closing date at the address provided in the Subscription Documents.

A-7

IRS Form W-9

A-8

Form **W-9**
(Rev. November 2017)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

▶ Go to *www.irs.gov/FormW9* for instructions and the latest information.

Give Form to the requester. Do not send to the IRS.

Print or type.
See **Specific Instructions** on page 3.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only **one** of the following seven boxes.

☐ Individual/sole proprietor or single-member LLC ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) ▶ ________

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is **not** disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ▶

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any) ________

Exemption from FATCA reporting code (if any) ________

(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.) See instructions.

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN,* later.

Note: If the account is in more than one name, see the instructions for line 1. Also see *What Name and Number To Give the Requester* for guidelines on whose number to enter.

Social security number

☐☐☐ – ☐☐ – ☐☐☐☐

or

Employer identification number

☐☐ – ☐☐☐☐☐☐☐

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here | **Signature of U.S. person ▶** | **Date ▶**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to *www.irs.gov/FormW9.*

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

- Form 1099-INT (interest earned or paid)
- Form 1099-DIV (dividends, including those from stocks or mutual funds)
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)
- Form 1099-S (proceeds from real estate transactions)
- Form 1099-K (merchant card and third party network transactions)
- Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)
- Form 1099-C (canceled debt)
- Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, *later.*

Cat. No. 10231X

Form **W-9** (Rev. 11-2017)

A-9

Form W-9 (Rev. 11-2017) Page 2

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See *What is FATCA reporting*, later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien;
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;
- An estate (other than a foreign estate); or
- A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

- In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;
- In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and
- In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the instructions for Part II for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See *Exempt payee code*, later, and the separate Instructions for the Requester of Form W-9 for more information.

Also see *Special rules for partnerships*, earlier.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code*, later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

A-10

Form W-9 (Rev. 11-2017) Page 3

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; **do not** leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

a. **Individual.** Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. **Sole proprietor or single-member LLC.** Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or "doing business as" (DBA) name on line 2.

c. **Partnership, LLC that is not a single-member LLC, C corporation, or S corporation.** Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

d. **Other entities.** Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. **Disregarded entity.** For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, "Business name/disregarded entity name." If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.

IF the entity/person on line 1 is a(n) . . .	THEN check the box for . . .
• Corporation	Corporation
• Individual • Sole proprietorship, or • Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes.	Individual/sole proprietor or single-member LLC
• LLC treated as a partnership for U.S. federal tax purposes, • LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or • LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes.	Limited liability company and enter the appropriate tax classification. (P= Partnership; C= C corporation; or S= S corporation)
• Partnership	Partnership
• Trust/estate	Trust/estate

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

A-11

Form W-9 (Rev. 11-2017) Page 4

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note: See *What Name and Number To Give the Requester*, later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at *www.SSA.gov*. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/Businesses* and clicking on Employer Identification Number (EIN) under Starting a Business. Go to *www.irs.gov/Forms* to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to *www.irs.gov/OrderForms* to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see *Exempt payee code*, earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

A-12

Form W-9 (Rev. 11-2017) Page **5**

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]
3. Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account
4. Custodial account of a minor (Uniform Gift to Minors Act)	The minor[2]
5. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
6. Sole proprietorship or disregarded entity owned by an individual	The owner[3]
7. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*

For this type of account:	Give name and EIN of:
8. Disregarded entity not owned by an individual	The owner
9. A valid trust, estate, or pension trust	Legal entity[4]
10. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
11. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
12. Partnership or multi-member LLC	The partnership
13. A broker or registered nominee	The broker or nominee
14. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
15. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name and you may also enter your business or DBA name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see *Special rules for partnerships*, earlier.

***Note:** The grantor also must provide a Form W-9 to trustee of trust.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

A-13

Form W-9 (Rev. 11-2017) Page 6

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to *phishing@irs.gov*. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at *spam@uce.gov* or report them at *www.ftc.gov/complaint*. You can contact the FTC at *www.ftc.gov/idtheft* or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see *www.IdentityTheft.gov* and Pub. 5027.

Visit *www.irs.gov/IdentityTheft* to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

A-14

EXHIBIT “B”

INVESTOR QUESTIONNAIRE

B-1

Odyssey Group International, Inc.

Investor Suitability Questionnaire

Note:    Questions regarding this questionnaire should be directed to the Issuer.

A.	General Information

1. Print Full Name of Investor	Individual:

First Middle Last

Entity Name:

Entity: To assist the Company in preparing the its tax filings, please check the category into which you fall:

	Partnership	☐
	C-Corporation	☐
	S-Corporation	☐
	Estate	☐
	Grantor Trust	☐
	Trust-EIN (a trust with an EIN in this format: 12-3456789)	☐
	Trust-SSN (a trust with an EIN in this format: 123-45-6789)	☐
	IRA-EIN	☐
	IRA-SSN	☐
	Exempt Organization	☐
	LLP	☐
	LLC	☐
	Nominee-EIN	☐
	Nominee-SSN	☐
	Other	☐

2. U.S. Taxpayer Identification or Social Security Number:

B-2

3. Primary Contact Person for This Account and for General Notices:
Name: _________________________________

Address: _______________________________

_______________________________________

E-mail: ________________________________

Telephone: _____________________________

Fax:___________________________________

4. For distributions of cash, please wire funds to the following bank account:

Bank Name: ________________________________

Bank Location: ________________________________

Account Number: ________________________________

Account Name: ________________________________

Bank’s Routing No.: ________________________________

For further credit to (if any):________________________________

Reference: ________________________________

SWIFT Code: ________________________________
5. For distributions in-kind, please:

Credit securities to my brokerage account at the following firm: ________________________________

Firm Name: ________________________________

Address: ________________________________

Account Name: ________________________________

Account Number: _____________________________

DTC Number: ________________________________

B-3

6. Permanent Address of Investor: (if different from address for Notices above) ____________________________

___________________________________________

___________________________________________

7. Contact Person(s) For This Account for Financial Information and Reporting (including quarterly and annual financial reports and capital account statements) (if different from address for Notices above):

Name: ________________________________	Name: _________________________________

Address:______________________________	Address: _______________________________

_____________________________________	______________________________________

Telephone:____________________________	Telephone: _____________________________

Fax: _________________________________	Fax: ___________________________________

E-mail:_______________________________	E-mail: _________________________________

8. Contact Person(s) For This Account for Distribution Notices (if different from address for Notices above):

Name: ________________________________	Name: _________________________________

Address:______________________________	Address: _______________________________

_____________________________________	______________________________________

Telephone:____________________________	Telephone: _____________________________

Fax: _________________________________	Fax: ___________________________________

E-mail:_______________________________	E-mail: _________________________________

B-4

9. Contact Person for This Account for Legal Documentation (please limit to one contact) (if different from address for Notices above):

Name: ________________________________	Name: _________________________________

Address:______________________________	Address: _______________________________

_____________________________________	______________________________________

Telephone:____________________________	Telephone: _____________________________

Fax: _________________________________	Fax: ___________________________________

E-mail:_______________________________	E-mail: _________________________________

10. Contact Person for This Account for Tax Matters (including Form 1099 distribution) (please limit to one contact) (if different from address for Notices above):

Name: _________________________________

Address: _______________________________

______________________________________

Telephone: _____________________________

Fax: ___________________________________

E-mail: ________________________________

B.	Accredited Investor Status

The Investor represents and warrants that the Investor is an “Accredited Investor” as defined in Rule 501 promulgated under Regulation D under the United States Securities Act of 1933, as amended (the “1933 Act”). Please check as appropriate:

B-5

FOR INDIVIDUALS:

☐	(A)	A natural person with individual net worth (or joint net worth with spouse) in excess of $1 million. For purposes of this item, “net worth” means the excess of total assets at fair market value, including automobiles and other personal property and property owned by a spouse, but excluding the value of the primary residence of such natural person, over total liabilities. For this purpose, the amount of any mortgage or other indebtedness secured by an Investor’s primary residence should not be included as a “liability”, except to the extent the fair market value of the residence is less than the amount of such mortgage or other indebtedness.

☐	(B)	A natural person with individual income (without including any income of the Investor’s spouse) in excess of $200,000, or joint income with spouse in excess of $300,000, in each of the two most recent years and who reasonably expects to reach the same income level in the current year.

FOR ENTITIES:

☐	(A)	An entity, including a grantor trust, in which all of the equity owners are Accredited Investors (for this purpose, a beneficiary of a trust is not an equity owner, but the grantor of a grantor trust may be an equity owner).

☐	(B)	A bank as defined in Section 3(a)(2) of the 1933 Act, or any savings-and-loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act whether acting in its individual or fiduciary capacity.

☐	(C)	An insurance company as defined in Section 2(a)(13) of the 1933 Act.

☐	(D)	A broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “1934 Act”).

☐	(E)	An investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

☐	(F)	A business development company as defined in Section 2(a)(48) of the 1940 Act.

☐	(G)	A Small Business Investment Company licensed by the Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended.

☐	(H)	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

☐	(I)	A corporation, an organization described in Section 501(c)(3) of the United States Internal Revenue Code of 1986, as amended, Massachusetts or similar business trust, or partnership, in each case not formed for the specific purpose of acquiring Common Stocks, with total assets in excess of $5 million.

☐	(J)	A trust with total assets in excess of $5 million not formed for the specific purpose of acquiring Common Stocks, whose purchase is directed by a person with such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Common Stocks.

☐	(K)	An employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974, as amended (“ERISA”) if the decision to invest in the Common Stocks is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings-and-loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5 million or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors.

☐	(L)

A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if the plan has total assets in excess of $5 million.

B-6

C.	Supplemental Data for Individuals

2.	Date of Birth: _______________________________________

3.	Please indicate whether you are investing the assets of any retirement plan, employee benefit plan or other similar agreement (such as an IRA or “Keogh” plan).

☐	Yes ☐No

If the above question was answered “Yes,” please submit additional information with respect to such plan including applicable documents granting you authority to invest assets of such retirement plan.

4.	If the above question was answered “No,” are you a person who has discretionary authority or control with respect to the Company’s assets or provides investment advice for a fee (direct or indirect) with respect to such assets, or a person directly or indirectly through one or more intermediaries, controlling any such person?

☐	Yes ☐No

D.	Supplemental Data for Entities

1.	If the Investor is not a natural person, the Investor must furnish the following supplemental data (Natural persons may skip this Section of the Investor Suitability Questionnaire):

Legal form of entity (trust, corporation, partnership, limited-liability company, etc.):

____________________________________________________________________________________________

Jurisdiction of organization and location of domicile:

Is the Investor (a) a trust any portion of which is treated (under subpart E of part I of subchapter J of chapter 1 of subtitle A of the Code) as owned by a natural person (e.g., a grantor trust), (b) an entity disregarded for federal income tax purposes and owned (or treated as owned) by a natural person or a trust described in clause (a) of this sentence (e.g., a limited-liability company with a single member), (c) an organization described in Sections 401(a) or 501 of the Code or (d) a trust permanently set aside or to be used for a charitable purpose?

☐	Yes ☐No

Is the Investor acting on behalf of an unrelated third party (e.g., nominee arrangement)?

☐	Yes ☐No

If “Yes,” please describe the arrangement: _____________________________

B-7

Does the Investor have one or more ultimate beneficiaries who (a) are entitled to 10% or more of the proceeds from this investment or (b) hold 10% or more of the control rights of the Investor?

☐	Yes ☐No

Is the Investor or any of the ultimate beneficiaries publicly traded?

☐	Yes ☐No

Is the Investor or any of the ultimate beneficiaries a regulated entity?

☐	Yes ☐No

If the response to any of the above questions is “yes,” please complete the below chart. If there is insufficient space in the chart, please include additional sheets of paper with the relevant information.

Name of Investor and Each 10% Beneficial Owner	If the Investor or Any of the 10% Beneficial Owners Is Publicly Traded, Please Identify the Exchange for the Public Trading.	If the Investor or Any of the 10% Beneficial Owners Is a Regulated Entity, Please Identify Regulator and Jurisdiction.

2.	Was the Investor organized for the specific purpose of acquiring Common Stocks?

☐	Yes ☐No

3.	a. Is the Investor a grantor trust, a partnership or an S-Corporation for U.S. federal income tax purposes?

☐	Yes ☐No

3.	b. If the question above was answered “Yes,” please indicate whether or not:

(i)      more than 50 percent of the value of the ownership interest of any beneficial owner in the Investor is (or may at any time during the term of the Company be) attributable to the Investor’s (direct or indirect) interest in the Company; or

☐	Yes ☐No

B-8

(ii)    it is a principal purpose of the Investor’s participation in the Company to permit any entity to satisfy the 100 partner limitation contained in U.S. Treasury Regulation Section 1.7704-l(h)(3).

☐	Yes ☐No

If either question above was answered “Yes,” please submit appropriate organizational documents, trust documents, or partnership or operating agreement stating, among other things, the powers of authority and signature(s).

4.	Are shareholders, partners or other holders of equity or beneficial interests in the Investor able to decide individually whether to participate, or the extent of their participation, in the Investor’s investment in the Company (i.e., can shareholders, partners or other holders of equity or beneficial interests in the Investor determine whether their capital will form part of the capital invested by the Investor in the Company)?

☐	Yes ☐No

If the above question was answered “Yes,” please submit relevant documents evidencing that the shareholders, partners or other holders of equity or beneficial interests in the Investor have agreed to for their capital to form part of the capital invested by the Investor in the Company.

5.	a. Please indicate whether or not the Investor is, or is acting (directly or indirectly) on behalf of, (i) an employee benefit plan (within the meaning of Section 3(3) of ERISA), whether or not such plan is subject to Title I of ERISA, (ii) a plan, individual retirement account or other arrangement that is described in Section 4975 of the Code, whether or not such plan, account or arrangement is subject to Section 4975 of the Code, (iii) an insurance company using general account assets, if such general account assets are deemed to include the assets of any of the foregoing types of plans, accounts or arrangements for purposes of Title I of ERISA or Section 4975 of the Code under Section 401(c)(1)(A) of ERISA or the regulations promulgated thereunder, or (iv) an entity whose assets are deemed to include the assets of any of the foregoing types of plans, accounts or arrangements (each of the foregoing described in clauses (i), (ii), (iii) and (iv) being referred to as a “Plan Investor”).

☐	Yes ☐No

5.	b. If the Investor is, or is acting (directly or indirectly) on behalf of, such a Plan Investor, please indicate whether or not the Plan Investor is subject to Title I of ERISA or Section 4975 of the Code.

☐	Yes ☐No

5.	c. If the answer to question 5.b. above is “Yes”, please indicate what percentage of the Plan Investor’s assets invested in the Company are the assets of “benefit plan investors” within the meaning of Section 3(42) of ERISA as modified by 29 CFR 2510.3-101(f):

Percentage: ________________

5.	d. If the Investor is investing the assets of an insurance company general account, please indicate what percentage of the insurance company general account’s assets invested in the Company are the assets of “benefit plan investors” within the meaning of Section 401(c)(1)(A) of ERISA or the regulations promulgated thereunder:

Percentage: ________________

B-9

5.	e. If the Plan Investor is not subject to Title I of ERISA or Section 4975 of the Code, please indicate whether or not such Plan Investor is subject to any other federal, state, local, non-U.S. or other laws or regulations that could cause the underlying assets of the Company to be treated as assets of the Plan Investor by virtue of its investment in the Company and thereby subject the Company and/or the Chief Executive Officer or Board of Directors (or other persons responsible for the investment and operation of the Company’s assets) to laws or regulations that are similar to the fiduciary responsibility or prohibited transaction provisions contained in Title I of ERISA or Section 4975 of the Code.

☐	Yes ☐No

5.	f. If the answer to question 5.a. above is “No,” please indicate whether the Investor is a person who has discretionary authority or control with respect to the Company’s assets or provides investment advice for a fee (direct or indirect) with respect to such assets, or an affiliate of any such person. For this purpose, an “affiliate” of a person includes any person, directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with, such person. “Control” with respect to a person other than an individual means the power to exercise a controlling influence over the management or policies of such person.

☐	Yes ☐No

6.	a. Is the Investor a private investment company which is not registered under the 1940 Act in reliance on:

Section 3(c)(1) thereof? ☐ Yes ☐ No

Section 3(c)(7) thereof? ☐ Yes ☐ No

6.	b. If the Investor answered “Yes” to any part of question 6.a. please indicate whether or not the Investor was formed on or before April 30, 1996.

☐	Yes ☐No

6.	c. If question 6.b. was answered “Yes,” please indicate whether or not the Investor has obtained the consent of its direct and indirect beneficial owners to be treated as a “qualified purchaser” as provided in Section 2(a)(51)(C) of the 1940 Act and the rules and regulations thereunder.

☐	Yes ☐No

If question 6.c. was answered “No,” please contact the Company for additional information that will be required in order to obtain the consent to be treated as a “qualified purchaser” as provided in Section 2(a)(51(C) of the 1940 Act and rules regulations thereunder.

6.	d. Does the amount of the Investor’s subscription payment exceed 40% of the total assets (on a consolidated basis with its subsidiaries) of the Investor?

☐	Yes ☐No

B-10

7.	Is the Investor an “investment company” registered or required to be registered under the 1940 Act, as amended?

☐	Yes ☐No

8.	If the Investor’s tax year ends on a date other than December 31, please indicate such date below:

______________________________________

9.	Is the Investor subject to the U.S. Freedom of Information Act, 5 U.S.C. § 552, (“FOIA”), any state public records access laws, any state or other jurisdiction’s laws similar in intent or effect to FOIA, or any other similar statutory or regulatory requirement that might result in the disclosure of confidential information relating to the Company?

☐	Yes ☐No

If the question above was answered “Yes,” please indicate the relevant laws to which the Investor is subject and provide any additional explanatory information in the space below:

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

10.	a. If the Investor is an entity substantially owned by a “government entity”[1] (e.g., a single investor vehicle) and the investment decisions of such entity are made or directed by such government entity, please provide the name of the government entity: _________________________________

_________________________

1 Any U.S. state or political subdivision of a U.S. state, including:

(i)	Any agency, authority, or instrumentality of the U.S. state or political subdivision;
(ii)	A pool of assets sponsored or established by the U.S. state or political subdivision or any agency, authority or instrumentality thereof, including, but not limited to a “defined benefit plan” as defined in Section 414(j) of the Internal Revenue Code (26 U.S.C. 414(j)), or a U.S. state general fund;

Please note that, if the Investor enters the name of a government entity in response to this question 10.a., the Company will treat the Investor as if it were the government entity for purposes of Rule 206(4)-5 of the Investment Advisers Act (the “Pay to Play Rule”).

B-11

10.	b. If the Investor is (i) a government entity, (ii) acting as trustee, custodian or nominee for a beneficial owner that is a government entity, or (iii) an entity described in question 10.a., the Investor hereby certifies that:

☐	other than the Pay to Play Rule, no “pay to play” or other similar compliance obligations would be imposed on the Company, the Chief Executive Officer or Board of Directors or their affiliates in connection with the Investor’s subscription;

- OR -

☐	If the Investor cannot make the above certification, indicate in the space below all other “pay to play” laws, rules or guidelines, or lobbyist disclosure laws or rules, the Company, the Chief Executive Officer or Board of Directors or their affiliates or employees would be subject to in connection with the Investor’s subscription:

E.	Related Parties/Other Beneficial Parties:

1.	To the best of the Investor’s knowledge, does the Investor control, or is the Investor controlled by or under common control with, any other investor or prospective Investor in the Company?

☐	Yes ☐No

If the question above was answered “Yes,” please indicate the name of such other investor in the space below:

_________________________________________

2.	Will any other person or persons have a beneficial interest in the Common Stocks to be acquired hereunder (other than as a shareholder, partner, policy owner or other beneficial owner of equity interests in the Investor)? (By way of example, and not limitation, “nominee” Investors or Investors who have entered into swap or other synthetic or derivative instruments or arrangements with regard to the Common Stocks to be acquired herein would check “Yes”)

☐	Yes ☐No

If either question above was answered “Yes,” please provide identifying information for person or persons having a beneficial interest in the Common Stocks to be acquired hereunder.

F.	BHC Investor Status:

Is the Investor a “BHC Investor”?2

_______________________________

(iii)	Any participant-directed investment program or plan sponsored or established by a U.S. state or political subdivision or any agency, authority or instrumentality thereof, including, but not limited to, a “qualified tuition plan” authorized by Section 529 of the Internal Revenue Code (26 U.S.C. 529), a retirement plan authorized by Section 403(b) or 457 of the Internal Revenue Code (26 U.S.C. 403(b) or 457), or any similar program or plan; and

(iv)	Officers, agents, or employees of the U.S. state or political subdivision or any agency, authority or instrumentality thereof, acting in their official capacity.

2 A “BHC Investor” is defined as an Investor that is a bank holding company, as defined in Section 2(a) of the Bank Holding Company Act of 1956, as amended (the “BHC Act”), a non-bank subsidiary (for purposes of the BHC Act) of a bank holding company, a foreign banking organization, as defined in Regulation K of the Board of Governors of the Federal Reserve System (12 C.F.R. § 211.23) or any successor regulation, or a non-bank subsidiary (for purposes of the BHC Act) of a foreign banking organization which subsidiary is engaged, directly or indirectly in business in the United States and which in any case holds Common Stocks for its own account.

☐	Yes ☐No

[Remainder of Page Intentionally Left Blank]

B-12

The Investor understands that the foregoing information will be relied upon by the Company for the purpose of determining the eligibility of the Investor to purchase and own Common Stocks in the Company. The Investor agrees to notify the Company immediately if any representation or warranty contained in this Subscription Agreement or any of the information in the Investor Suitability Questionnaire becomes untrue at any time. The Investor agrees to provide, if requested, any additional information that may reasonably be required to substantiate the Investor’s status as an Accredited Investor, or to otherwise determine the eligibility of the Investor to purchase Common Stocks in the Company. To the fullest extent permitted by law, the Investor agrees to indemnify and hold harmless the Company, the Administrator, the Chief Executive Officer or Board of Directors and each partner or member thereof, from and against any loss, damage or liability due to or arising out of a breach of any representation, warranty or agreement of the Investor contained herein.

Signatures: INDIVIDUAL:

(Signature)

(Print Name)

PARTNERSHIP, CORPORATION, LIMITED-LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER:

(Name of Entity)

By:___________________________________________
(Signature)

(Print Name and Title)

B-13

Appendix B: Transfer Restrictions

No Transfer of the Investor’s subscription payment or all or any fraction of the Investor’s Common Stocks may be made without (i) registration of the Transfer on the Company books and (ii) the prior written consent of the Chief Executive Officer or Board of Directors . In any event, the consent of the Chief Executive Officer or Board of Directors may be withheld (x) if the creditworthiness of the proposed transferee, as determined by the Chief Executive Officer or Board of Directors in its sole discretion, is not sufficient to satisfy all obligations under the Subscription Agreement or (y) unless, in the opinion of counsel (who may be counsel for the Company or the Investor) satisfactory in form and substance to the Company:

•	such Transfer would not violate the Securities Act or any state (or other jurisdiction) securities or “Blue-Sky” laws applicable to the Company or the Common Stocks to be Transferred; and

•	such Transfer would not be a “prohibited transaction” under ERISA or the Code or the regulations promulgated thereunder or cause all or any portion of the assets of the Company to constitute “plan assets” under ERISA, certain Department of Labor regulations or Section 4975 of the Code.

The Investor agrees that it will pay all reasonable expenses, including attorneys’ fees, incurred by the Company in connection with any Transfer of all or any fraction of its Common Stocks, prior to the consummation of such Transfer.

Any person that acquires all or any fraction of the Common Stocks of the Investor in a Transfer permitted under this Appendix B shall be obligated to pay to the Company the appropriate portion of any amounts thereafter becoming due in respect of the subscription payment committed to be made by its predecessor in interest. The Investor agrees that, notwithstanding the Transfer of all or any fraction of its Common Stocks, as between it and the Company, it will remain liable for its subscription payment and for all payments of any Drawdown Purchase Price required to be made by it (without taking into account the Transfer of all or a fraction of such Common Stocks) prior to the time, if any, when the purchaser, assignee or transferee of such Common Stocks, or fraction thereof, becomes a holder of such Common Stocks.

The Company shall not recognize for any purpose any purported Transfer of all or any fraction of the Common Stocks and shall be entitled to treat the transferor of Common Stocks as the absolute owner thereof in all respects, and shall incur no liability for distributions or dividends made in good faith to it, unless the Company shall have given its prior written consent thereto and there shall have been filed with the Company a dated notice of such Transfer, in form satisfactory to the Company, executed and acknowledged by both the seller, assignor or transferor and the purchaser, assignee or transferee, and such notice (i) contains the acceptance by the purchaser, assignee or transferee of all of the terms and provisions of this Subscription Agreement and its agreement to be bound thereby, and (ii) represents that such Transfer was made in accordance with this Subscription Agreement, the provisions of the Memorandum and all applicable laws and regulations applicable to the transferee and the transferor.

B-14

Appendix C: United States Person

The term “United States Person” means a person described in one or more of the following paragraphs:

1.	With respect to any person, any individual or entity that would be a United States Person under Regulation S promulgated under the 1933 Act. The Regulation S definition is set forth below.

2.	With respect to individuals, any U.S. citizen or “resident alien” within the meaning of U.S. income tax laws as in effect from time to time. Currently, the term “resident alien” is defined under U.S. income tax laws to generally include any individual who (i) holds an Alien Registration Card (a “green card”) issued by the U.S. Immigration and Naturalization Service or (ii) meets a “substantial presence” test. The “substantial presence” test is generally met with respect to any current calendar year if (a) the individual was present in the U.S. on at least 31 days during such year and (b) the sum of the number of days on which such individual was present in the U.S. during the current year, 1/3 of the number of such days during the first preceding year, and 1/6 of the number of such days during the second preceding year, equals or exceeds 183 days.

3.	With respect to persons other than individuals:

a.	a corporation or partnership created or organized in the United States or under the laws of any political subdivision thereof;

b.	a trust where (a) a U.S. court is able to exercise primary supervision over the administration of the trust and (b) one or more United States Persons have the authority to control all substantial decisions of the trust; and

c.	an estate which is subject to U.S. tax on its worldwide income from all sources.

Set forth below is the definition of “United States Person” contained in Regulation S under the 1933 Act.

1.	“United States Person” means:

a.	Any natural person resident in the United States;

b.	Any partnership or corporation organized or incorporated under the laws of the United States;

c.	Any estate of which any executor or administrator is a United States Person;

d.	Any trust of which any trustee is a United States Person;

e.	Any agency or branch of a non-United States entity located in the United States;

f.	Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit of a United States Person;

g.	Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

h.	Any partnership or corporation if: (A) organized or incorporated under the laws of any jurisdiction other than the United States; and (B) formed by a United States Person principally for the purpose of investing in securities not registered under the Securities Act unless it is organized or incorporated, and owned, by “Accredited Investors” (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

B-15

2.	The following are not “United States Persons”

a.	any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-United States Person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States shall not be deemed to be a “United States Person”;

b.	any estate of which any professional fiduciary acting as executor or administrator is a United States Person shall not be deemed to be a “United States Person” if: (i) an executor or administrator of the estate who is not a United States Person has sole or shared investment discretion with respect to the assets of the estate; and (ii) the estate is governed by laws other than those of the United States;

c.	any trust of which any professional fiduciary acting as trustee is a United States Person shall not be deemed to be a “United States Person” if a trustee who is not a United States Person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a United States Person;

d.	an employee benefit plan established and administered in accordance with (i) the laws of a country other than the United States and (ii) the customary practices and documentation of such country, shall not be deemed to be a “United States Person”;

e.	any agency or branch of a United States Person located outside the United States shall not be deemed a “United States Person” if: the agency or branch (i) operates for valid business reasons, (ii) is engaged in the business of insurance or banking, and (iii) is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located; and

f.	none of the International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, or their agencies, affiliates and pension plans, or any other similar international organization, or its agencies, affiliates and pension plans, shall be deemed to be a “United States Person”.

B-16

EXHIBIT “C”

WIRE INSTRUCTIONS

PLEASE MAKE CHECKS PAYABLE TO: Odyssey Group International, Inc. and send to:

Odyssey Group International, Inc.

865 NE Tomahawk Island Dr. #188

Portland, OR 97217

Or

Wire funds to the following bank account:

Odyssey Group International, Inc.

Fifth Third Bank

38 Fountain Square Plaza

Cincinnati, OH 45263

Account #7927256763

Routing #042000314

C-1

EXHIBIT “D”

ANTI-MONEY LAUNDERING REQUIREMENTS

The USA PATRIOT Act

The USA PATRIOT Act is designed to detect, deter, and punish terrorists in the United States and abroad. The Act imposes new Anti-Money Laundering requirements on brokerage firms and financial institutions. Since April 24, 2002 all brokerage firms have been required to have new, comprehensive Anti-Money Laundering programs.

To help the investor understand these efforts, the Company want to provide the investor with some information about money laundering and our steps to implement the USA PATRIOT Act.

What is Money Laundering?

Money laundering is the process of disguising illegally obtained money so that the funds appear to come from legitimate sources or activities. Money laundering occurs in connection with a wide variety of crimes, including illegal arms sales, drug trafficking, robbery, fraud, racketeering, and terrorism.

How big is the problem and why is it important?

The use of the U.S. financial system by criminals to facilitate terrorism or other crimes could well taint our financial markets. According to the U.S. State Department, one recent estimate puts the amount of worldwide money laundering activity at $1 trillion a year.

What are the Company required to do to eliminate money laundering?

Under rules required by the USA PATRIOT Act, our Anti-Money Laundering program must designate a special compliance officer, set up employee training, conduct independent audits, and establish policies and procedures to detect and report suspicious transactions and ensure compliance with such laws. As part of our required program, the Company may ask the investor to provide various identification documents or other information. the Company will ask the investor for your name, address, date of birth and other information that will allow the Company to identify you. the Company will ask to see a non-expired valid issued government identification, such as your driver’s license or other identifying documents. Until the investor provide the information or documents the Company need, the Company may not be able to effect any transactions for you.

D-1

ANTI-MONEY LAUNDERING INFORMATION FORM

The Following is Required in Accordance with the AML Provision of the USA PATRIOT ACT.

(Please fill out and return with requested documentation.)

INVESTOR NAME:

LEGAL ADDRESS:

SSN# or TAX ID#
OF INVESTOR:

FOR INVESTORS WHO ARE INDIVIDUALS:

YEARLY INCOME: ____________________	AGE: ______

NET WORTH:__________________________________________________________________________________ *

•	For purposes of calculating your net worth in this form, (a) your primary residence shall not be included as an asset; (b) indebtedness secured by your primary residence, up to the estimated fair market value of your primary residence at the time of your purchase of the Securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of your purchase of the Securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of your primary residence, the amount of such excess shall be included as a liability); and (c) indebtedness that is secured by your primary residence in excess of the estimated fair market value of your primary residence at the time of your purchase of the Securities shall be included as a liability.

OCCUPATION:

ADDRESS OF EMPLOYER:

INVESTMENT OBJECTIVE(S):

D-2

IDENTIFICATION AND DOCUMENTATION AND SOURCE OF FUNDS:

1.	Please submit a copy of non-expired identification for the authorized signatory(ies) on the investment documents, showing name, date of birth, address and signature. The address shown on the identification document MUST match the Investor’s address shown on the Investor Signature Page.

Current Driver’s License	or	Valid Passport	or	Identity Card

(Circle one or more)

2.	If the Investor is a corporation, limited liability company, trust or other type of entity, please submit the following requisite documents: (i) Articles of Formation, By-Laws, Certificate of Formation, Operating Agreement, Trust or other similar documents for the type of entity; and (ii) Corporate Resolution or power of attorney or other similar document granting authority to signatory(ies) and designating that they are permitted to make the proposed investment.

3.	Please advise where the funds were derived from to make the proposed investment:

Investments	Savings	Proceeds of Sale	Other ____________

(Circle one or more)

Signature: _________________________________________

Print Name: ________________________________________

Title (if applicable): __________________________________

Date: _____________________________________________

D-3